As filed with the Securities and Exchange Commission on April 28, 2000.

                           1933 Act File No. 2-98229
                           1940 Act File No. 811-4316



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                       Post-Effective Amendment No. 27 [X]

                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                       Post-Effective Amendment No. 27 [X]

                                MIDAS FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                  11 Hanover Square, New York, New York, 10005
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 480-6432
              (Registrant's Telephone Number, including Area Code)

                             Thomas B. Winmill, Esq.
                  11 Hanover Square, New York, New York, 10005
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)

____     immediately upon filing pursuant to paragraph (b) of Rule 485

X        on May 1, 2000 pursuant to paragraph (b) of Rule 485

____     60 days after filing pursuant to paragraph (a)(i) of Rule 485

____     on  (date)pursuant to paragraph (a)(i) of Rule 485

____     75 days after filing pursuant to paragraph (a)(ii) of Rule 485

____     on (date) pursuant to paragraph (a)(ii) of Rule 485


If appropriate, check the following box:

____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                [ LOGO: "MIDAS FUNDS Discovering Opportunities"]










                     MIDAS MAGIC
                     MIDAS SPECIAL EQUITIES FUND
                     MIDAS U.S. AND OVERSEAS FUND
                     MIDAS FUND
                     MIDAS INVESTORS
                     DOLLAR RESERVES



                          Prospectus dated May 1, 2000

Newspaper Listing The Funds' net asset values are shown daily in the mutual fund section of newspapers nationwide under the heading "Midas."

This prospectus contains information you should know about the Funds before you invest. The operations and results of each Fund are unrelated to those of the other Funds. This combined prospectus has been prepared for your convenience so that you can consider six investment choices in one document. Please keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

SUMMARY OF INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS                        2

PAST PERFORMANCE                                                               3

FEES AND EXPENSES OF THE FUNDS                                                 7

PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES AND RISKS                          8

PORTFOLIO MANAGEMENT                                                          12

MANAGEMENT FEES                                                               13

DISTRIBUTION AND SHAREHOLDER SERVICES                                         13

PURCHASING SHARES                                                             13

REDEEMING SHARES                                                              15

ACCOUNT AND TRANSACTION POLICIES                                              15

DISTRIBUTIONS AND TAXES                                                       16

FINANCIAL HIGHLIGHTS                                                          16

              INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS SUMMARY

What are the principal investment objectives of the Midas Funds?
--------------------------------------------------------------------------------
MIDAS MAGIC seeks long term capital appreciation.

MIDAS SPECIAL EQUITIES FUND seeks capital appreciation.

MIDAS U.S. AND OVERSEAS FUND seeks to obtain the highest possible total return on its assets from long term growth of capital and from income principally through a portfolio of securities of U.S. and overseas issuers.

MIDAS FUND seeks primarily capital appreciation and protection against inflation and, secondarily, current income.

MIDAS INVESTORS seeks long term capital appreciation in investments with the potential to provide a hedge against inflation and preserve the purchasing power of the dollar. Income is a secondary objective.

DOLLAR RESERVES is a money market fund seeking maximum current income consistent with preservation of capital and maintenance of liquidity.
--------------------------------------------------------------------------------


What are the principal investment strategies of the Midas Funds?
--------------------------------------------------------------------------------

MIDAS MAGIC invests primarily in equity securities of companies whose earnings or revenue prospects are improving as a result of management, technology, regulation, financial structure, or other special situations (e.g. liquidations and reorganizations) and in companies whose shares have upward price momentum. The Fund will normally sell investments with valuations that unduly increase risk levels or no longer have desired upward price momentum.

MIDAS SPECIAL EQUITIES FUND invests aggressively primarily in equity securities, often involving special situations (e.g. liquidations and reorganizations) and emerging growth companies. The Fund will normally sell investments when the value or growth potential of the investment appears limited or exceeded by other investment opportunities.

MIDAS U.S. AND OVERSEAS FUND invests principally in a portfolio of securities of U.S. and overseas issuers with growth in earnings or reasonable valuations in terms of price/sales and similar ratios. The Fund will normally sell investments when the value or growth potential of the investment appears limited or exceeded by other investment opportunities.

MIDAS FUND invests at least 65% of its total assets in (i) securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and (ii) gold, silver and platinum bullion. Up to 35% of the Fund's assets may be invested in securities of selected growth companies and in U.S. Government securities. The Fund will emphasize the potential for growth when choosing investments. A stock is typically sold when its potential to meet the Fund's investment objective is limited or exceeded by another potential investment.

MIDAS INVESTORS invests at least 65% of the Fund's total assets in (i) equity securities (including common stocks, convertible securities and warrants) of companies involved, directly or indirectly, in mining, processing or dealing in gold or other precious metals, (ii) gold, platinum and silver bullion, and (iii) gold coins. Up to 35% of the Fund's assets may be invested in securities of selected growth companies and in U.S. Government securities. The Fund will invest in companies whose earnings are expected to grow faster than the rate of inflation. A stock is typically sold when its potential to meet the Fund's investment objective is limited or exceeded by another potential investment.

DOLLAR  RESERVES  invests  exclusively  in money market  obligations of the U.S.
Government,          its         agencies         and         instrumentalities.
--------------------------------------------------------------------------------

What are the principal risks of investing in the Midas Funds?

All of the Funds (except Dollar Reserves) are subject to the risks associated with:
--------------------------------------------------------------------------------
Market. The market risks associated with investing in a Fund are those related to fluctuations in the value of the Fund's portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money.

Small Capitalization. The Funds may invest in companies that are small or thinly capitalized, and may have a limited operating history. Small-cap stocks are more vulnerable than larger companies to adverse business or economic developments. During broad market downturns, Fund values may fall further than that of funds investing in larger companies.

Foreign Investment. The Funds are subject to the unique risks of foreign investing. Political turmoil and economic instability in the countries in which the Funds may invest could adversely affect the value of your investment. Also, if the value of any foreign currency in which a Fund's investments are denominated declines relative to the U.S. dollar, the value and total return of your investment in the Fund may decline as well.

Non-Diversification. The Funds are non-diversified which means that more than 5% of a Fund's assets may be invested in the securities of one issuer. As a result, each Fund may hold a smaller number of issuers than if it were diversified. Investing in a Fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the Fund's total returns.
--------------------------------------------------------------------------------

Midas Fund and Midas Investors are subject to the risks associated with:
--------------------------------------------------------------------------------
Precious Metals Price. The prices of gold, silver, platinum and other natural resources can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments.

Mining. Resource mining by its nature involves significant risks and hazards to which these Funds are exposed. Even when a resource mineralization is discovered, there is no guarantee that the actual reserves of a mine will increase. Exploratory mining can last over a number of years, incur substantial costs, and not lead to any new commercial mining.
--------------------------------------------------------------------------------

Dollar Reserves is subject to the following risk:
--------------------------------------------------------------------------------
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to
lose        money        by         investing         in        the        Fund.
--------------------------------------------------------------------------------


PAST PERFORMANCE

The bar charts provide some indication of the risks of investing in the Funds by showing changes in each Fund's performance from year to year. The tables compare the Funds' average annual returns for the 1, 5 and 10 year periods with appropriate broad-based securities market indexes (except in the case of Dollar Reserves) and in so doing, also reflects the risks of investing in the Funds. The Standard & Poor's 500 Stock Index ("S&P 500") is an index that is unmanaged and fully invested in common stocks. The Morningstar Specialty Fund-Precious Metals Average ("PMA") is an equally weighted average of the 42 managed precious metals funds tracked by Morningstar. The Morgan Stanley Capital International World Index ND ("MSCI World Index") is an unmanaged index which is derived from equities of Europe, Australasia and Far East countries and equities from Canada and the U.S. The Russell 2000 Index is an index that is unmanaged and fully invested in common stocks of small companies. Morningstar's World Stock Fund Average ("MSFA") is an equally weighted average of 25 world equity mutual funds. The Lipper Analytical Money Market Index ("LAMMI") is an unmanaged index of money market funds that invest principally in financial instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities, with dollar-weighted average maturities of less than 90 days and which intend to keep a constant net asset value ("NAV"). Both the bar charts and the tables assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not necessarily an indication of future performance. The one year performance of some Midas Funds in 1999 was due in large part to a period of unusual and extremely strong stock market performance, which should not be expected over the long term. bar charts and performance tables

MIDAS  MAGIC
--------------------------------------------------------------------------------

               Year-by-year total return as of 12/31 each year (%)

                              [graphic omitted]



                                  Best Quarter:
                                   10/99-12/99
                                     29.04%

                                 Worst Quarter:
                                    7/90-9/90
                                    (19.47)%


           Average annual total return for the periods ended 12/31/99
--------------------------------------------------------------------------------
                                  1 Year            5 Years          10 Years
                            ----------------------------------------------------
Midas Magic                       70.58%             19.13%           9.98%
S&P 500                           21.04%             28.54%           18.20%
Russell 2000                      21.26%             16.70%           13.40%
--------------------------------------------------------------------------------




                           MIDAS SPECIAL EQUITIES FUND
--------------------------------------------------------------------------------

               Year-by-year total return as of 12/31 each year (%)


                               [graphic omitted]


                                  Best Quarter:
                                   10/99-12/99
                                     35.37%

                                 Worst Quarter:
                                    7/90-9/90
                                    (43.75)%









           Average annual total return for the periods ended 12/31/99
--------------------------------------------------------------------------------
                                     1 Year          5 Years         10 Years
                                ------------------------------------------------
Midas Special Equities Fund          30.58%           13.08%          7.50%
S&P 500                              21.04%           28.54%          18.20%
Russell 2000 Index                   21.26%           16.70%          13.40%
--------------------------------------------------------------------------------



MIDAS U.S. AND OVERSEAS FUND
--------------------------------------------------------------------------------

               Year-by-year total return as of 12/31 each year (%)


                               [graphic omitted]


                                  Best Quarter:
                                   10/99-12/99
                                     51.37%

                                 Worst Quarter:
                                    7/98-9/98
                                    (24.43)%










           Average annual total return for the periods ended 12/31/99

--------------------------------------------------------------------------------
                                            1 Year        5 Years      10 Years
                                        ----------------------------------------
Midas U.S. and Overseas Fund                47.44%        15.74%         9.57%
MSFA                                        37.22%        18.52%        12.76%
MSCI World Index                            24.93%        19.76%        11.42%
--------------------------------------------------------------------------------

MIDAS FUND
--------------------------------------------------------------------------------


               Year-by-year total return as of 12/31 each year (%)

                               [graphic omitted]



                                  Best Quarter:
                                    4/93-6/93
                                     36.64%

                                 Worst Quarter:
                                   10/97-12/97
                                    (40.90)%







           Average annual total return for the periods ended 12/31/99
--------------------------------------------------------------------------------
                               1 Year               5 Years             10 Years
                        --------------------------------------------------------
Midas Fund                    (9.93)%             (15.23)%             (5.72)%
S&P 500                        21.04%               28.54%               18.20%
PMA                             4.35%               (9.71)%             (4.95)%
--------------------------------------------------------------------------------



MIDAS INVESTORS
--------------------------------------------------------------------------------

               Year-by-year total return as of 12/31 each year (%)

                               [graphic omitted]



                                  Best Quarter:
                                    4/93-6/93
                                     34.87%

                                 Worst Quarter:
                                   10/97-12/97
                                    (32.99)%








           Average annual total return for the periods ended 12/31/99
 -------------------------------------------------------------------------------
                                1 Year            5 Years           10 Years
 -------------------------------------------------------------------------------
 Midas Investors               (6.03)%           (22.57)%          (11.74)%
 S&P 500                        21.04%             28.54%            18.20%
 PMA                             4.35%            (9.71)%            (4.95)%
 -------------------------------------------------------------------------------



DOLLAR RESERVES
--------------------------------------------------------------------------------

               Year-by-year total return as of 12/31 each year (%)

                               [graphic omitted]





                                  Best Quarter:
                                    1/90-3/90
                                      1.85%

                                 Worst Quarter:
                                    4/93-6/93
                                      0.58%








For  information  on  the  Fund's  30-day   annualized   yield,  call  toll-free
1-800-400-MIDAS (6432).

           Average annual total return for the periods ended 12/31/99
--------------------------------------------------------------------------------
                              1 Year              5 Years            10 Years
                      ----------------------------------------------------------
Dollar Reserves                4.38%                4.74%              4.54%
LAMMI                          4.58%                4.98%              4.79%
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUNDS

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the following tables. Shareholder fees are paid out of your account. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases                       NONE
Maximum Deferred Sales Charge (Load)                                   NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends            NONE
Redemption Fee within 30 days of purchase                              1.00%
          (all Funds except Dollar Reserves)

Annual Fund Operating Expenses
(expenses as % of average daily net assets that are deducted from Fund assets)
----------------------------------------- -------------- --------------- ------------- --------------- --------------- -------------
                                           Management     Distribution      Other       Total Annual     Fee Waiver    Net Expenses
                                              Fees        and Service     Expenses *        Fund        and Expense
                                                          (12b-1) Fees                   Operating     Reimburse-ment
                                                                                          Expenses
                                          -------------- --------------- ------------- --------------- --------------- -------------

Midas Magic                                       1.00%           0.25%        11.19%          12.44%          10.04%       2.40%***
Midas Special Equities Fund                       0.90%           1.00%         1.23%           3.13%            0.00          3.13%
Midas U.S. and Overseas Fund                      1.00%         0.25%**         1.69%         2.94%**            0.00        2.94%**
Midas Fund                                        1.00%           0.25%         1.56%           2.81%            0.00          2.81%
Midas Investors                                   1.00%         0.25%**         2.54%         3.79%**            0.00        3.79%**
Dollar Reserves                                   0.50%           0.25%         0.59%           1.34%            0.00          1.34%
----------------------------------------- -------------- --------------- ------------- --------------- --------------- -------------

* Includes the reimbursement by each Fund to Midas Management Corporation for accounting and other administrative services which are authorized by the Board of Directors. These services may vary over time, therefore, the amount of the reimbursement may fluctuate.

** Reflects a contractual distribution fee waiver that will continue through May 1, 2001. Without such waiver, distribution and service fee and total annual Fund operating expenses would have been 1.00% and 3.69%, respectively, for Midas U.S. and Overseas Fund and 1.00% and 4.54%, respectively, for Midas Investors.

*** Reflects a contractual obligation by Midas Management Corporation to waive and/or reimburse the Fund through December 31, 2001 to the extent total annual Fund operating expenses exceed 1.90% of average daily net assets, excluding certain expenses which totaled 0.50% in 1999.

--------------------------------------------------------------------------------
EXAMPLE:

This example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same (except in the cases footnoted below). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                  One Year             Three Years            Five Years             Ten Years
                                            ---------------------- --------------------- ---------------------- --------------------
Midas Magic*                                        $243                         $2,609         $4,637                 $8,524
Midas Special Equities Fund                         $316                           $966         $1,640                 $3,439
Midas U.S. and Overseas Fund*                       $297                         $1,010         $1,746                 $3,688
Midas Fund                                          $284                           $871         $1,484                 $3,138
Midas Investors*                                    $381                         $1,305         $2,236                 $4,603
Dollar Reserves                                     $136                           $425           $734                 $1,613
------------------------------------------- ---------------------- --------------------- ---------------------- --------------------

* The first year expenses in each of the time periods indicated reflect expense waivers by contractual agreement.

              PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

MIDAS MAGIC seeks long term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities that, in the opinion of the investment manager, are available at prices less than their intrinsic value. The Fund will purchase primarily common stocks, which will be selected generally for their potential for long term capital appreciation. Generally, the Fund will invest in companies expected to achieve above-average growth, which have small, medium or large capitalizations and whose earnings or revenue prospects are improving as a result of management, technology, regulation, financial structure, or other special situations (e.g. liquidations and reorganizations) and in companies whose shares have upward price momentum. The Fund will normally sell investments with valuations that unduly increase risk levels or, no longer have desired upward price momentum.

     In attempting to achieve capital appreciation, the Fund employs aggressive and speculative investment strategies. The Fund may invest in certain derivatives such as options, futures and forward currency contracts. Derivatives are financial instruments that derive their values from other securities or commodities or that are based on indices. The Fund also may engage in leverage by borrowing money for investment purposes. The Fund also may lend portfolio securities to other parties and may engage in short-selling. Additionally, the Fund may invest in special situations such as liquidations and reorganizations.

     The Fund may, from time to time, under adverse market conditions take temporary defensive positions and invest some or all of its assets in cash and cash equivalents, money market securities of U.S. and foreign issuers, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes such a temporary defensive position, it may not achieve its investment objective.

Principal Risks
--------------------------------------------------------------------------------

     The Fund is subject to market risk related to fluctuations in the value of the Fund's portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money. However, you also have the potential to make money. Also, investing in stocks involves a greater risk of loss of income than bonds because stocks need not pay dividends.

     The Fund may use leverage and engage in short-selling and options and futures transactions to increase returns. There is a risk that these transactions sometimes may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund's performance.

     For additional principal risks associated with the Fund, please read "Additional Principal Investment Risks" on page 11.

MIDAS SPECIAL  EQUITIES   FUND   invests   aggressively   for  maximum   capital
     appreciation. The Fund invests primarily in equity securities, often involving special situations and emerging growth companies. The Fund seeks to invest in equity securities of companies with optimal combinations of growth in earnings and other fundamental factors, while also offering reasonable valuations in terms of price/sales and similar ratios. The Fund may invest in domestic or foreign companies which have small, medium or large capitalizations. The Fund may sell an investment when the value or growth potential of the investment appears limited or exceeded by other investment opportunities, when the issuer's investment no longer appears to meet the Fund's investment objective, or when the Fund must meet redemptions.

     In attempting to achieve capital appreciation, the Fund employs aggressive and speculative investment strategies. The Fund may invest in certain derivatives such as options, futures and forward currency contracts. Derivatives are financial instruments that derive their values from other securities or commodities or that are based on indices. The Fund also may engage in leverage by borrowing money for investment purposes. The Fund also may lend portfolio securities to other parties and may engage in short-selling. Additionally, the Fund may invest in special situations such as liquidations and reorganizations.

     The Fund may, from time to time, under adverse market conditions take temporary defensive positions and invest some or all of its assets in cash and cash equivalents, money market securities of U.S. and foreign issuers, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes such a temporary defensive position, it may not achieve its investment objective.

Principal Risks
--------------------------------------------------------------------------------

     The Fund is subject to market risk related to fluctuations in the value of the Fund's portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money. However, you also have the potential to make money. Also, investing in stocks involves a greater risk of loss of income than bonds because stocks need not pay dividends.

     The Fund may use leverage and engage in short-selling and options and futures transactions to increase returns. There is a risk that these transactions sometimes may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund's performance.

     For additional principal risks associated with the Fund, please read "Additional Principal Investment Risks" on page 11.

MIDAS U.S. AND OVERSEAS FUND seeks to obtain the highest possible total return on its assets from long term growth of capital and from income. The Fund may invest substantially all of its assets in equity securities of issuers located in foreign countries with developed and/or emerging markets. The Fund may invest a portion of its assets in debt securities and in a combination of countries which include the U.S. and foreign markets.

     The Fund seeks to invest in equity securities of companies with optimal combinations of growth in earnings and other fundamental factors, while also offering reasonable valuations in terms of price/sales and similar ratios. The Fund may sell an investment when the value or growth potential of the investment appears limited or exceeded by other investment opportunities, when the issuer's investment no longer appears to meet the Fund's investment objective, or when the Fund must meet redemptions.

     The Fund may invest in companies which have small, medium or large capitalizations. The Fund may invest in certain derivatives such as options, futures and forward currency contracts. Derivatives are financial instruments that derive their values from other securities or commodities or that are based on indices. The Fund also may engage in leverage by borrowing money for investment purposes. The Fund also may lend portfolio securities to other parties and may engage in short-selling. Additionally, the Fund may invest in special situations such as liquidations and reorganizations.

     The Fund may, from time to time, under adverse market conditions take temporary defensive positions and invest some or all of its assets in cash and cash equivalents, money market securities of U.S. and foreign issuers, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes such a temporary defensive position, it may not achieve its investment objective.

Principal Risks
--------------------------------------------------------------------------------

     The Fund is subject to market risk related to fluctuations in the value of the Fund's portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money. However, you also have the potential to make money. Also, investing in stocks involves a greater risk of loss of income than bonds because stocks need not pay dividends. The Fund will be exposed to the unique risks of foreign investing. Additionally, the Fund may use leverage and engage in short-selling and futures and options strategies.

     For additional principal risks associated with the Fund, please read "Additional Principal Investment Risks" on page 11.

MIDAS FUND seeks primarily capital appreciation and protection against inflation and, secondarily, current income. The Fund pursues its objective by investing primarily in domestic or foreign companies involved with gold, silver, platinum, or other natural resources and gold, silver, and platinum bullion. The Fund will invest at least 65% of its total assets in (i) securities of companies involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and (ii) gold, silver and platinum bullion. Additionally, up to 35% of the Fund's total assets may be invested in securities of companies that derive a portion of their gross revenues, directly or indirectly, from the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources, in securities of selected growth companies, and in securities issued by the U.S. Government, its agencies or instrumentalities.

     Natural resources include ferrous and non-ferrous metals (such as iron, aluminum and copper), strategic metals (such as uranium and titanium), hydrocarbons (such as coal, oil and natural gases), chemicals, forest products, real estate, food products and other basic commodities. In making investments for the Fund, the investment manager may consider, among other things, the ore quality of metals mined by a company, a company's mining, processing and fabricating costs and techniques, the quantity of a company's unmined reserves, quality of management, and marketability of a company's equity or debt securities. Management will emphasize the potential for growth of the proposed investment, although it also may consider an investment's income generating capacity as well. A stock is typically sold when, in the opinion of the portfolio management team, its potential to meet the Fund's investment objective is limited or exceeded by another potential investment. When seeking to achieve its secondary objective of income, the Fund will normally invest in investment grade fixed income securities.

     The Fund may invest in certain derivatives such as options, futures and forward currency contracts. Derivatives are financial instruments that derive their values from other securities or commodities or that are based on indices. The Fund also may engage in leverage by borrowing money for investment purposes. The Fund also may lend portfolio securities to other parties and may engage in short-selling. Additionally, the Fund may invest in special situations such as liquidations and reorganizations.

     The Fund may, from time to time, under adverse market conditions take temporary defensive positions and invest some or all of its assets in cash and cash equivalents, money market securities of U.S. and foreign issuers, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes such a temporary defensive position, it may not achieve its investment objective.

Principal Risks
--------------------------------------------------------------------------------

     The Fund's investments are linked to the prices of gold, silver, platinum and other natural resources. These prices can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments. Economic, political, or other conditions affecting one or more of the major sources of gold, silver, platinum and other natural resources could have a substantial effect on supply and demand in countries throughout the world.

     Resource mining by its nature involves significant risks and hazards. Even when a resource mineralization is discovered, there is no guarantee that the actual reserves of a mine will increase. Exploratory mining can last over a number of years, incur substantial costs, and not lead to any new commercial mining. Resource mining runs the risk of increased environmental, labor or other costs in mining due to environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and other natural acts. Changes in laws relating to mining or resource production or sales could also substantially affect resource values.

     The Fund may use leverage and engage in short-selling and futures and options strategies. Also, the Fund may invest up to 35% of its assets in fixed income securities rated below investment grade, although it has no current intention of investing more than 5% of its assets in such securities during the coming year. These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed income securities.

     For additional principal risks associated with the Fund, please read "Additional Principal Investment Risks" on page 11.

MIDAS INVESTORS seeks long term capital appreciation in investments with the potential to provide a hedge against inflation and preserve the purchasing power of the dollar. Income is a secondary objective.

     The Fund pursues its objective by investing primarily in gold, platinum, and silver bullion and a global portfolio of securities of companies involved directly or indirectly in mining, processing, or dealing in gold or other precious metals. Generally, at least 65% of the Fund's total assets will be invested in (i) equity securities (including common stocks, convertible securities and warrants) of companies involved directly or indirectly in mining, processing, or dealing in gold or other precious metals, (ii) gold, platinum, and silver bullion, and (iii) gold coins. Additionally, the Fund may invest up to 35% of its total assets in securities of companies that own or develop natural resources and other basic commodities, securities of selected growth companies, and securities issued by the U.S. Government, its agencies or instrumentalities.

     Natural resources include ferrous and non-ferrous metals (such as iron, aluminum and copper), strategic metals (such as uranium and titanium), hydrocarbons (such as coal, oil and natural gases), chemicals, forest products, real estate, food products and other basic commodities. Selected growth companies in which the Fund may invest typically have earnings or tangible assets which are expected to grow faster than the rate of inflation over time. A stock is typically sold when, in the opinion of the portfolio management team, its potential to meet the Fund's investment objective is limited, or exceeded by another potential investment. When seeking to achieve its secondary objective of income, the Fund will normally invest in investment grade fixed income securities.

     The Fund may invest in certain derivatives such as options, futures and forward currency contracts. Derivatives are financial instruments that derive their values from other securities or commodities or that are based on indices. The Fund also may engage in leverage by borrowing money for investment purposes. The Fund also may lend portfolio securities to other parties and may engage in short-selling. Additionally, the Fund may invest in special situations such as liquidations and reorganizations.

     The Fund may, from time to time, under adverse market conditions take temporary defensive positions and invest some or all of its assets in cash and cash equivalents, money market securities of U.S. and foreign issuers, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes such a temporary defensive position, it may not achieve its investment objective.

Principal Risks
--------------------------------------------------------------------------------

     The Fund's investments are linked to the prices of gold, silver, platinum and other natural resources. These prices can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments. Economic, political, or other conditions affecting one or more of the major sources of gold, silver, platinum, and other natural resources could have a substantial effect on supply and demand in countries throughout the world.

     Resource mining by its nature involves significant risks and hazards. Even when a resource mineralization is discovered, there is no guarantee that the actual reserves of a mine will increase. Exploratory mining can last over a number of years, incur substantial costs, and not lead to any new commercial mining. Resource mining runs the risk of increased environmental, labor or other costs in mining due to environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and other natural acts. Changes in laws relating to mining or resource production or sales could also substantially affect resource values.

     The Fund may use leverage and engage in short-selling and futures and options strategies. Also, the Fund may invest up to 35% of its assets in fixed income securities rated below investment grade, although it has no current intention of investing more than 5% of its assets in such securities during the coming year. These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed income securities.

     For additional principal risks associated with the Fund, please read "Additional Principal Investment Risks" on page 11.

DOLLAR RESERVES seeks maximum current income consistent with preservation of capital and maintenance of liquidity. The Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities"). The U.S. Government Securities in which the Fund may invest include U.S. Treasury notes and bills and certain agency securities that are backed by the full faith and credit of the U.S. Government. The Fund also may invest without limit in securities issued by U.S. Government agencies and instrumentalities that may have different degrees of government backing as to principal or interest but which are not backed by the full faith and credit of the U.S. Government.

     The Fund is a money market fund and as such is subject to certain specific SEC rule requirements. Among other things, the Fund is limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act")).

     The Fund may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness. The Fund may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) up to one-third of the Fund's total assets. The Fund may lend portfolio securities to borrowers for a fee. Securities may only be lent if the Fund receives collateral equal to the market value of the assets lent. Some risk is involved if a borrower suffers financial problems and is unable to return the assets lent.

     For additional principal risks associated with the Fund, please read "Additional Principal Investment Risks" on page 11.

                      ADDITIONAL PRINCIPAL INVESTMENT RISKS

     Some additional principal risks that apply to all of the Funds (except Dollar Reserves) are: Small Capitalization. Each Fund may invest in companies that are small or thinly capitalized, and may have a limited operating history. Small-cap companies are more vulnerable than larger companies to adverse business or economic developments. During broad market downturns, Fund values may fall further than that of funds investing in larger companies. Full development of small-cap companies takes time, and for this reason each Fund should be considered a long term investment and not a vehicle for seeking short term profit.

     Foreign Investment. Midas U.S. and Overseas Fund normally will be, and each of the other Funds can be, exposed to the unique risks of foreign investing. Political turmoil and economic instability in the countries in which a Fund invests could adversely affect the value of your investment. Also, if the value of any foreign currency in which a Fund's investment is denominated declines relative to the U.S. dollar, the value and total return of your investment in the Fund may decline as well. Foreign investments, particularly investments in emerging markets, carry added risks due to the potential for inadequate or inaccurate financial information about companies, political disturbances, and wider fluctuations in currency exchange rates.

     Non-Diversification. Each Fund is non-diversified which means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of its assets in the securities of a single issuer. As a result, a Fund may hold a smaller number of issuers than if it were diversified. If this situation occurs, investing in the Fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the Fund's total return.

     Short-selling and Options and Futures Transactions. Each Fund may engage in short-selling and options and futures transactions to increase returns. There is a risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund's performance.

     Leverage. Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of a Fund's investment. Money borrowed for leveraging is limited to 33 1/3 % of the value of each Fund's total assets. These borrowings would be subject to interest costs which may or may not be recovered by appreciation of the securities purchased.

     Active Trading. Each Fund may trade securities actively. This strategy could increase transaction costs, reduce performance and may result in taxable distributions, and accordingly lower the Fund's after-tax performance.

     Illiquid Securities. Each Fund may invest up to 15% of their assets in illiquid securities. A potential risk from investing in illiquid securities is that illiquid securities cannot be disposed of quickly in the normal course of business. Also, illiquid securities can be more difficult to value than more widely traded securities and the prices realized from their sale may be less than if such securities were more widely traded.

     All of the Funds are subject to the principal risks associated with:

     Interest Rates. Fixed-income investments are affected by interest rates to which each of the Funds is exposed. When interest rates rise, the prices of bonds typically fall in proportion to their maturities.

     Lending. Pursuant to an agency arrangement with an affiliate of its Custodian, all of the Funds may lend portfolio securities or other assets through such affiliate for a fee to other parties. Each Fund's agreement requires that the loans be continuously secured by cash, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times to at least the market value of the assets lent. Loans of portfolio securities may not exceed one-third of the Fund's total assets. Loans will be made only to borrowers deemed to be creditworthy. Any loan made by a Fund will provide that it may be terminated by either party upon reasonable notice to the other party.

     Portfolio Management. The portfolio manager's skill in choosing appropriate investments for the Funds will determine in large part whether the Funds achieve their investment objectives.

                              PORTFOLIO MANAGEMENT

Midas Management Corporation is the investment manager of each of the Funds. It provides day-to-day advice regarding portfolio transactions for each Fund. The investment manager also furnishes or obtains on behalf of each Fund all services necessary for the proper conduct of the Fund's business and administration. Its address is 11 Hanover Square, New York, New York 10005.

Bassett S. Winmill is the portfolio manager of Midas Magic, Midas Special Equities Fund, and Midas U.S. and Overseas Fund. He is the Chief Investment Strategist of the investment manager, a member of its Investment Policy Committee and a director of three of the Funds. He has served as the portfolio manager of Midas Magic since February 2, 1999 and as the portfolio manager of Midas Special Equities Fund and Midas U.S. and Overseas Fund since November 30, 1999. He is a member of the New York Society of Security Analysts, the Association for Investment Management and Research and the International Society of Financial Analysts.

Midas Fund is managed by the investment manager's Investment Policy Committee. From 1995 through November 30, 1999, the Investment Policy Committee was a co-manager of the Fund.

Thomas B. Winmill is the portfolio manager of Midas Investors. He has served as the portfolio manager of the Fund since May 1, 1998. He is the President and Chief Executive Officer of the investment manager and the Funds. He has served as a member of the investment manager's Investment Policy Committee since 1990. As the current Chairman of the Investment Policy Committee, he helps establish general investment guidelines.

Steven A. Landis is the portfolio manager of Dollar Reserves. He is also a Senior Vice President of the investment manager and all the Funds. He has served as portfolio manager of Dollar Reserves since April 1995. From 1993 to 1995, he was an Associate Director of Proprietary Trading at Barclays de Zoete Wedd Securities Inc.

                                 MANAGEMENT FEES

Each Fund pays a management fee to the investment manager at an annual rate based on each Fund's average daily net assets. Midas Fund and Midas Magic pay
1.00% on the first $200 million of average daily net assets, declining thereafter. Midas Investors, Midas Special Equities Fund, and Midas U.S. and Overseas Fund pay 1.00% on the first $10 million of average daily net assets, declining thereafter. Dollar Reserves pays 0.50% on the first $250 million of average daily net assets, declining thereafter. For the fiscal year ended December 31, 1999, Midas Fund, Midas Magic, Midas Investors, Midas Special Equities Fund, Midas U.S. and Overseas Fund and Dollar Reserves paid the investment manager a fee of 1.00%, 1.00%, 1.00%, 0.90%, 1.00% and 0.50%,
respectively, of the Fund's average daily net assets.

                      DISTRIBUTION AND SHAREHOLDER SERVICES

Investor Service Center, Inc. is the distributor of the Funds and provides distribution and shareholder services. Each of the Funds has adopted a plan under Rule 12b-1 and pays the distributor a 12b-1 fee as compensation for distribution and shareholder services based on each Fund's average daily net assets, as shown below. These fees are paid out of the Fund's assets on an ongoing-basis. Over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Dollar Reserves, Midas Fund, and Midas Magic each pays a 12b-1 fee equal to 0.25% per annum of the Fund's average daily net assets. Based on a one year contractual agreement which may be renewed, Midas Investors and Midas U.S. and Overseas Fund each pays a 12b-1 fee equal to 0.25% per annum of the Fund's average daily net assets. Without the agreement, each of these

Funds would pay a 12b-1 fee equal to 1.00% per annum of the Fund's average daily net assets. Midas Special Equities Fund pays a 12b-1 fee equal to 1.00% per annum of the Fund's average daily net assets.

                                PURCHASING SHARES

Your price for Fund shares (except for Dollar Reserves) is the Fund's next calculation, after the order is placed, of NAV per share which is determined as of the close of regular trading on the New York Stock Exchange (currently, 4 p.m. eastern time, unless weather, equipment failure or other factors contribute to an earlier closing) each day the exchange is open. With respect to Dollar Reserves, the NAV per share is determined as of 11 a.m. eastern time and as of the close of regular trading on the New York Stock Exchange (currently, 4 p.m. eastern time, unless weather, equipment failure or other factors contribute to an earlier closing) each day the exchange is open; purchase orders submitted in proper form along with payment in Federal funds available to the Fund for investment by 11 a.m. eastern time on any Fund business day will be of record at the close of business that day and entitled to receive that day's dividends. The Funds' shares will not be priced on the days on which the exchange is closed for trading. Except for Dollar Reserves, the Funds' investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by or under the direction of the Fund's board. In the case of Dollar Reserves, the Fund values its portfolio securities using the amortized cost method of valuation, under which the market value is approximated by amortizing the difference between the acquisition cost and value at maturity of an instrument on a straight-line basis over its remaining life.

Opening Your Account
--------------------------------------------------------------------------------

By check. Complete and sign the Account Application that accompanies this prospectus and mail it, along with your check drawn to the order of the Fund, to Investor Service Center, P.O. Box 219789, Kansas City, MO 64121-9789 (see Minimum Investments below). Checks must be payable to Midas Funds in U.S. dollars. Third party checks cannot be accepted. You will be charged a fee for any check that does not clear.

By wire. Call 1-800-400-MIDAS (6432) between 9 a.m. and 5 p.m., eastern time, on business days to speak with an Investor Service Representative and give the name(s) under which the account is to be registered, tax identification number, the name of the bank sending the wire, and to be assigned a Fund account number,. You may then purchase shares by requesting your bank to transmit immediately available funds ("Federal funds") by wire to: United Missouri Bank NA, ABA #10-10-00695; for Account 98-7052-724-3; name of Fund. Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly forward it to Investor Service Center, P.O. Box 219789, Kansas City, MO 64121-9789. This service is not available on days when the Federal Reserve wire system is closed (see Minimum Investments below). For automated 24 hour service, call toll-free 1-888-503-VOICE (8642) or visit www.midasfunds.com.

                               Minimum Investments

-------------------------------- ----------------- ---------------- ------------------------------ ----------------- ---------------
Account Type                         Initial         Subsequent     IRA Accounts                       Initial         Subsequent
-------------------------------- ----------------- ---------------- ------------------------------ ----------------- ---------------
Regular                               $1,000            $100        Traditional, Roth IRA               $1,000            $100
-------------------------------- ----------------- ---------------- ------------------------------ ----------------- ---------------
UGMA/UTMA                             $1,000            $100        Spousal, Rollover IRA               $1,000            $100
-------------------------------- ----------------- ---------------- ------------------------------ ----------------- ---------------
 403(b) plan                          $1,000            $100        Education                            $500              N/A
-------------------------------- ----------------- ---------------- ------------------------------ ----------------- ---------------
Automatic Investment Program                                        SEP, SAR-SEP, SIMPLE IRA
                                       $100             $100                                            $1,000            $100
-------------------------------- ----------------- ---------------- ------------------------------ ----------------- ---------------

IRAs and retirement accounts. For more information about IRAs and 403(b) accounts, please call 1-800-400-MIDAS (6432). For automated 24 hour service, call toll-free 1-888-503-VOICE (8642) or visit www.midasfunds.com.

Midas Automatic Investment Program. With the Midas Automatic Investment Program, you can establish a convenient and affordable long term investment program through one or more of the plans explained below. Minimum investments above are waived for each plan since they are designed to facilitate an automatic monthly investment of $100 or more into your Fund account.

                       Midas Automatic Investment Program

------------------------------------------------------------------------------------------------------------------------------------
Plan                                         Description
------------------------------------------------------------------------------------------------------------------------------------
Midas Bank Transfer Plan                     For making automatic investments from a designated bank account.
------------------------------------------------------------------------------------------------------------------------------------
Midas Salary Investing Plan                  For making automatic investments through a payroll deduction.
------------------------------------------------------------------------------------------------------------------------------------
Midas Government Direct Deposit Plan         For making automatic investments from your federal employment, Social Security or other regular federal government check.
------------------------------------------------------------------------------------------------------------------------------------

Each Fund reserves the right to redeem any account if participation in the program ends and investments are less than $1,000.

For more information, or to request the necessary authorization form, call 1-800-400-MIDAS (6432) between 9 a.m. and 5 p.m., eastern time, on business days to speak with an Investor Service Representative. You may modify or terminate the Midas Bank Transfer Plan at any time by written notice received 10 days prior to the scheduled investment date. To modify or terminate the Midas Salary Investing Plan or Midas Government Direct Deposit Plan, you should contact your employer or the appropriate U.S. Government agency, respectively.


Adding to Your Account
--------------------------------------------------------------------------------

By check. Complete a Midas Funds FastDeposit form which is detachable from the bottom of your account statement and mail it, along with your check, drawn to the order of the Fund, to Investor Service Center, P.O. Box 219789, Kansas City, MO 64121-9789 (see Minimum Investments above). If you do not use that form, include a letter indicating the account number to which the subsequent investment is to be credited, the name of the Fund and the name of the registered owner.

By Electronic Funds Transfer (EFT). The bank you designate on your Account Application or Authorization Form will be contacted to arrange for the EFT, which is done through the Automated Clearing House system, to your Fund account. Requests received by 4 p.m., eastern time, will ordinarily be credited to your Fund account on the next business day. Your designated bank must be an Automated Clearing House member and any subsequent changes in bank account information must be submitted in writing with a voided check (see Minimum Investments above). To speak with an Investor Service Representative between 9 a.m. and 5 p.m.,eastern time, on business days, call 1-800-400-MIDAS (6432).

By wire. Subsequent investments by wire may be made at any time without having to call by simply following the same wiring procedures under "Opening Your Account" (see Minimum Investments above).

                                REDEEMING SHARES

Generally, you may redeem shares of the Funds by any of the methods explained below. Requests for redemption should include the following information: name(s) of the registered owner(s) of the account, account number, Fund name, amount you want to sell (number of shares or dollar amount), and name and address or wire information of person to receive proceeds.

In some instances, a signature guarantee may be required. Signature guarantees protect against unauthorized account transfers by assuring that a signature is genuine. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

By mail. Write to Investor Service Center, P.O. Box 219789, Kansas City, MO 64121-9789, and request the specific amount to be redeemed. The request must be signed by the registered owner(s) and additional documentation may be required.

Dollar Reserves Check Writing Privilege for Easy Access. Upon request, you may establish free, unlimited check writing privileges with only a $250 minimum per check, through Dollar Reserves. In addition to providing easy access to your account, it enables you to continue receiving dividends until your check is presented for payment. You will be subject to a $20 charge for refused checks, which may change without notice. To obtain checks, please call an Investor Service Representative between 9 a.m. and 5 p.m., eastern time, on business days, at 1-800-400-MIDAS (6432). The Fund generally will not honor a check written by a shareholder that requires the redemption of recently purchased shares for up to 10 calendar days or until the Fund is reasonably assured of payment of the check representing the purchase. Since the value of your account changes each day as a result of daily dividends, you should not attempt to close an account by writing a check.

By telephone.  To expedite the  redemption  of Fund shares call  1-800-400-MIDAS
(6432) to speak with an Investor Service Representative between 9 a.m. and 5 p.m., eastern time, on business days. For automated 24 hour service, call toll-free 1-888-503-VOICE (8642) or visit www.midasfunds.com.

For Electronic Funds Transfer (EFT). You may redeem as little as $250 worth of shares by requesting EFT service. EFT proceeds are ordinarily available in your bank account within two business days. For Federal Funds Wire. If you are redeeming $1,000 or more worth of shares, you may request that the proceeds be wired to your authorized bank.

Systematic Withdrawal Plan. If your shares have a value of at least $20,000 you may elect automatic withdrawals from your Fund account, subject to a minimum withdrawal of $100. All dividends and distributions are reinvested in the Fund.

                        ACCOUNT AND TRANSACTION POLICIES

Telephone privileges. The Fund accepts telephone orders from all shareholders and guards against fraud by following reasonable precautions such as requiring personal identification before carrying out shareholder requests. You could be responsible for any loss caused by an order which later proves to be fraudulent if the Fund followed reasonable procedures.

Assignment.   You  may  transfer  your  Fund  shares  to  another   owner.   For
instructions, call 1-800-400-MIDAS (6432) between 9 a.m. and 5 p.m., eastern time, on business days to speak with an Investor Service Representative.

Redemption fee. The Fund is designed as a long term investment, and short term trading is discouraged. If shares of the Fund held for 30 days or less are redeemed or exchanged, the Fund will deduct a redemption fee equal to one percent of the NAV of shares redeemed or exchanged. Redemption fees are retained by the Fund.

Redemption payment. Payment for shares redeemed will ordinarily be made within three business days after receipt of the redemption request in proper form. Redemption proceeds from shares purchased by check or EFT transfer may be delayed 15 calendar days to allow the check or transfer to clear.

Accounts with below-minimum balances. You will be charged a $2.00 account fee if your monthly balance is less than $500, unless you participate in the Midas Automatic Investment Program. If your account balance falls below $500 as a result of selling shares and not because of market action, the Fund reserves the right, upon 45 days' notice, to close your account or request that you buy more shares. The Fund reserves the right to close your account if you terminate your participation in the Midas Automatic Investment Program and your investment is less than $1,000.

Delivery of Shareholder Documents. Shareholders in a family residing at the same address will receive one copy of the Midas Funds prospectus and shareholder report to share with all members of the family who invest in Midas Funds. If at any time you would like to receive separate copies of the Midas Funds prospectus or shareholder report, please call 1-800-400-MIDAS (6432) and an Investor Service Representative will be happy to change your delivery status. The material will be sent within 30 days of your request.

                             DISTRIBUTIONS AND TAXES

Distributions. Each Fund (except Dollar Reserves) pays its shareholders dividends from any net investment income and distributes net capital gains that it has realized, if any. Income dividends are normally declared and paid annually and capital gains, if any, normally are paid once a year. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise.

Dollar Reserves declares dividends each day from net investment income (investment income less expenses plus or minus all realized gains or losses on the Fund's portfolio securities) to shareholders of record as of the close of regular trading on the New York Stock Exchange on that day. Shareholders submitting purchase orders in proper form and payment in Federal funds available to the Fund for investment by 11 a.m. eastern time are entitled to receive that day's dividend. Shares redeemed by 11 a.m. eastern time are not entitled to that day's dividend, but proceeds of the redemption normally are available to shareholders by Federal funds wire the same day. Shares redeemed after 11 a.m. eastern time and before the close of regular trading on the New York Stock Exchange are entitled to that day's dividend, and proceeds of the redemption normally are available to shareholders by Federal funds wire the next Fund business day. Distributions of declared dividends are made the last business day of each month in additional shares of the Fund, unless you elect to receive dividends in cash on the Account Application or so elect subsequently by calling 1-800-400-MIDAS between 9 a.m. and 5 p.m., eastern time, on business days. For Federal income tax purposes, such distributions are generally taxable as ordinary income, whether or not a shareholder receives such dividends in additional shares or elects to receive cash. Any election will remain in effect until you notify Investor Service Center to the contrary. The Fund does not expect to realize net long term capital gains and thus does not anticipate payment of any long term capital gain distributions.

Taxes. Generally, you will be taxed when you sell shares, exchange shares and receive distributions (whether reinvested or taken in cash). Typically, your tax treatment will be as follows:

--------------------------------------------------------------------------------
Transaction                                                Tax treatment
--------------------------------------------------------------------------------
Income dividends                                           Ordinary income
--------------------------------------------------------------------------------
Short term capital gains distributions                     Ordinary income
--------------------------------------------------------------------------------
Long term capital gains distributions                      Capital gains
--------------------------------------------------------------------------------
Sales or exchanges of shares held for more than one year   Capital gains or
                                                            losses
--------------------------------------------------------------------------------
Sales or exchanges of shares held for one year or less     Gains are treated as
                                                            ordinary income;
                                                            losses are subject
                                                            to special rules
--------------------------------------------------------------------------------

Because income and capital gains distributions are taxable, you may want to avoid making a substantial investment in a taxable account when the Fund is about to declare a distribution which normally takes place in December. Each January, the Fund issues tax information on its distributions for the previous year. Any investor for whom the Fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because everyone's tax situation is unique, please consult your tax professional about your investment.

                              FINANCIAL HIGHLIGHTS

The following tables describe the Funds' performance for the past five years. Each Fund's fiscal year end is December 31. The fiscal year end for Dollar Reserves, Midas Investors, and Midas Magic was changed to December 31 during 1998. Previously, the fiscal year end for Dollar Reserves, Midas Investors, and Midas Magic was June 30, June 30 and October 31, respectively. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The figures for the periods shown, with the exception of 1996 through 1998 for Midas Magic, were audited by Tait, Weller & Baker, the Funds' independent accountants, whose report, along with the Funds' financial statements, are included in the combined Annual Report, which is available upon request. The figures for Midas Magic for the period 1996 through 1998 were audited by other independent accountants.


                                                                     MIDAS MAGIC

                                                      Year Ended    Two Months                  Years Ended October 31,
                                                     December 31,     Ended
                                                                   December 31,
                                                                            --------------------------------------------------------
                                                            1999         1998          1998          1997         1996          1995
PER SHARE DATA*
Net asset value at beginning of period                    $14.57       $15.67        $24.92        $24.24       $18.73        $16.61
Income from investment operations:
   Net investment income (loss)                              .03         (.04)        (.25)          (.59)        (.56)        (.31)
   Net realized and unrealized gain (loss)                 10.28          .98        (7.20)          6.17         6.07         2.43
         Total from investment operations                  10.31          .94        (7.45)          5.58         5.51         2.12
Less distributions:
   Distributions from net investment income                 (.03)          --            --           --            --            --
   Distributions from net realized gains                   (3.22)       (2.04)        (1.80)        (4.90)         .00           .00
      Total distributions                                  (3.25)       (2.04)        (1.80)        (4.90)         .00           .00
Net asset value at end of period                          $21.63       $14.57        $15.67        $24.92       $24.24        $18.73
TOTAL RETURN                                               70.58%        6.48%       (31.29)%       27.55%       29.42%       12.76%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)                $857         $548          $613         $1,771       $1,200         $774
Ratio of expenses to average net assets(a)(b)              2.40%         2.85%**       2.09%         2.81%        2.55%        2.30%
Ratio of net investment income (loss) to average           0.18%        (1.54)%**     (1.38)%       (2.65)%      (2.23)%     (1.77)%
net assets
Portfolio turnover rate                                     358%          0%           207%           44%           43%          30%

*Per share net  investment  income (loss) and net realized and  unrealized  gain
(loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.

**Annualized. (a) Ratio prior to reimbursement by the investment manager was 12.44%, 18.84%**, 9.27%, 10.47%, 4.44%, and 3.00% for the year ended December
31, 1999, two months ended December 31, 1998 and the years ended October 31, 1998, 1997, 1996, and 1995, respectively. (b) Ratio after custodian fee credits was 2.13% for the year ended December 31, 1999 and 1.97% for the year ended October 31, 1998. There were no custodian fee credits for prior years.




                                                     MIDAS SPECIAL EQUITIES FUND


                                                                                  Years Ended December 31,
                                                        ----------------------------------------------------------------------------
                                                             1999            1998           1997           1996           1995
PER SHARE DATA*
Net asset value at beginning of period                     $20.34          $23.38          $22.96         $25.42         $19.11
Income from investment operations:
   Net investment loss                                       (.27)           (.61)           (.38)          (.73)          (.81)
   Net realized and unrealized gain (loss)                   6.49            (.65)           1.55           0.99           8.51
         Total from investment operations                    6.22           (1.26)           1.17           0.26           7.70
Less distributions:
   Distributions from net realized gains                       --           (1.78)          (.75)          (2.72)         (1.39)
   Net increase (decrease) in net asset value                6.22           (3.04)           .42           (2.46)           6.31
Net asset value at end of period                           $26.56          $20.34           $23.38         $22.96         $25.42
TOTAL RETURN                                                30.58%          (5.0)%           5.3%           1.0%           40.5%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)                $41,629         $36,807         $44,773        $49,840        $56,340
Ratio of expenses to average net assets(a)(b)                 3.13%          3.42%           2.81%          2.92%          3.67%
Ratio of net investment loss to average net assets           (1.44)%        (2.57)%         (1.48)%        (2.81)%        (2.70)%
Portfolio turnover rate                                      159%             97%            260%           311%           319%

*Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.

(a) Ratio excluding interest expense was 2.71%, 2.63%, 2.53%, 2.45%, and 2.88% for the years ended December 31, 1999, 1998, 1997, 1996 and 1995, respectively.
(b) Ratio after transfer agent and custodian fee credits was 3.04%, 3.41% and 2.79% for the years ended December 31, 1999, 1998 and 1997. There were no custodian fee credits for 1996 and 1995.

                                                    MIDAS U.S. AND OVERSEAS FUND


                                                                                      Years Ended December 31,
                                                                --------------------------------------------------------------------
                                                                    1999         1998          1997          1996          1995
PER SHARE DATA*
Net asset value at beginning of period                              $7.17       $7.35          $7.91        $8.36         $7.08
Income from investment operations:
   Net investment loss                                              (.10)        (.10)         (0.05)       (0.24)        (0.23)
   Net realized and unrealized gain                                 3.49          .18           0.46         0.68          2.00
   Total from investment operations                                 3.39          .08           0.41         0.44          1.77
Less distributions:
   Distributions from net realized gains                            (.04)         (.26)        (0.97)       (0.89)        (0.49)
Net asset value at end of period                                   $10.52        $7.17         $7.35        $7.91         $8.36
TOTAL RETURN                                                        47.44%        1.18%         5.64%        5.34%        25.11%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)                        $9,881       $7,340        $8,446        $9,836        $9,808
Ratio of expenses to average net assets(a)(b)(c)                     3.19%        3.33%         3.28%         3.20%        3.55%
Ratio of net investment loss to average net assets                  (1.52)%      (1.38)%       (0.63)%       (2.74)%      (2.85)%
Portfolio turnover rate                                              174%          69%          205%          255%          214%

* Per share net investment and net realized and unrealized gain on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. (a) Ratio prior to reimbursement by the investment manager was 3.84% for the year ended December 31, 1995. (b) Ratio after the transfer agent and custodian fee credits was 3.16%, 3.22% and 3.49% for 1999, 1997 and 1995, respectively. There were no custodian credits for 1998 and 1996. (c) Ratio prior to waiver by the Distributor was 3.69% for the year ended December 31, 1999.



                                                                      MIDAS FUND

                                                                                  Years Ended December 31,
                                                        ----------------------------------------------------------------------------
                                                             1999            1998           1997           1996           1995
PER SHARE DATA*
Net asset value at beginning of period                      $1.51           $2.11          $5.15          $4.25          $3.32
Income from investment operations:
   Net investment loss                                      (.01)              --          (.03)          (.05)          (.06)
   Net realized and unrealized gain (loss)                  (.14)           (.60)         (3.01)            .95           1.28
        Total from investment operations                    (.15)           (.60)         (3.04)            .90           1.22
Less distributions:
   Distributions from net realized gains                       -               -              -              -           (.29)
Net asset value at end of period                            $1.36           $1.51          $2.11          $5.15          $4.25
TOTAL RETURN                                                (9.93)%        (28.44)%       (59.03)%        21.22%         36.73%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)                 $71,820        $87,841        $100,793       $200,457        $15,753
Ratio of expenses to average net assets(a)(b)                2.81%          2.33%           1.90%          1.63%          2.26%
Ratio of net investment loss to average net assets(c)       (.80)%          (.02)%         (.72)%         (.92)%         (1.47)%
Portfolio turnover rate                                       74%            27%             50%            23%            48%

*Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. (a) Ratio prior to reimbursement by the investment manager was 2.15%, 1.83%, and 2.52% for the years ended December 31, 1997, 1996, and 1995. (b) Ratio after transfer agent and custodian credits was 2.73%, 2.30%, 1.88%, 1.61% and 2.25% for the years ended December 31, 1999, 1998, 1997, 1996 and 1995. (c) Ratio prior to reimbursement by the investment manager was (0.97)%, (1.12)%, and (1.73)% for the years ended December 31, 1997, 1996, and 1995, respectively.


                                                                 MIDAS INVESTORS

                                                   Year Ended   Six Months                    Years Ended June 30,
                                                  December 31,     Ended
                                                                December 31,
                                                                            --------------------------------------------------------
                                                      1999         1998          1998          1997          1996          1995
PER SHARE DATA*
Net asset value at beginning of period               $2.82        $3.67         $7.14        $14.02        $13.13        $15.71
Income from investment operations:
   Net investment loss                                (.06)        (.04)         (.12)         (.25)         (.22)           --
   Net realized and unrealized gain (loss)            (.11)        (.81)        (2.94)        (4.36)         2.72        (1.13)
      Total from investment operations                (.17)        (.85)        (3.06)        (4.61)         2.50        (1.13)
Less distributions:
   Distributions from net realized gains                --           --          (.41)        (2.27)        (1.61)       (1.45)
      Total distributions                               --           --          (.41)        (2.27)        (1.61)       (1.45)
Net asset value at end of period                     $2.65         $2.82        $3.67         $7.14        $14.02       $13.13
TOTAL RETURN                                         (6.03)%      (23.16)%     (43.45)%      (37.81)%       21.01%       (8.01)%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)          $5,045       $6,293        $8,324       $15,217       $27,485       $29,007
Ratio of expenses to average net assets(a)(b)(c)      4.05%         3.88%         2.94%        3.05%        2.93%         4.32%**

Ratio of net investment income (loss) to             (2.29)%     (2.40)%       (2.06)%        (1.61)%         0.01%      (2.50)%**
   average net assets
Portfolio turnover rate                                52%          36%          136%          37%           61%           158%

* Per share net investment loss and net realized and unrealized gain (loss) on investment have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. ** Annualized.
(a) Ratios excluding interest expense were 3.92%, 3.96%**, 3.57%, 2.77%, 2.93%, and 2.82% for the year ended December 31, 1999, the six months ended December 31, 1998 and the years ended June 30, 1998, 1997, 1996, and 1995, respectively.
(b) Ratio after transfer agent and custodian credits was 3.80%, 4.30%** and 3.82% for the year ended December 31, 1999,the six months ended December 31, 1998 and the year ended June 30, 1998, respectively. (c) Ratio prior to waiver by Distributor was 4.54% for the year ended December 31, 1999.

                                                                 DOLLAR RESERVES

                                                   Year Ended    Six Months                   Years Ended June 30,
                                                  December 31,      Ended
                                                                December 31,
                                                                             -------------------------------------------------------
                                                      1999          1998          1998          1997          1996         1995
PER SHARE DATA
Net asset value at beginning of period               $1.000       $1.000        $1.000        $1.000        $1.000        $1.000
Income from investment operations:
   Net investment income                               .043         .022          .048          .047          .047          .044
Less distributions:
   Distributions from net investment income           (.043)       (.022)        (.047)        (.047)        (.047)        (.044)
   Distributions from paid-in capital                    --           --        ($.001)          --            --           --
Net asset value at end of period                     $1.000       $1.000        $1.000        $1.000        $1.000        $1.000
TOTAL RETURN                                          4.38%        4.46%**       4.88%         4.83%         4.81%         4.53%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)          $64,250       $65,535      $61,602       $62,908       $62,467       $65,278
Ratio of expenses to average net assets (a)           0.94%         .93%**        .86%          .71%          .90%          .89%
Ratio of net investment income to average             4.30%        4.43%**       4.71%         4.73%         4.70%         4.41%
net          assets (b)

** Annualized. (a) Ratio prior to waiver by the Investment Manager and Distributor was 1.34%, 1.30%**, 1.20%, 1.21%, 1.40%, and 1.39% for the year ended December 31, 1999, the six months ended December 31, 1998 and the years ended June 30, 1998, 1997, 1996, and 1995, respectively. (b) Ratio prior to waiver by the Investment Manager and Distributor was 3.90%, 4.06%**, 4.37%, 4.23%, 4.20%, and 3.91% for the year ended December 31, 1999, the six months ended December 31, 1998 and the years ended June 30, 1998, 1997, 1996, and 1995, respectively.


                [ LOGO: "MIDAS FUNDS Discovering Opportunities"]







                              FOR MORE INFORMATION

For investors who want more information on the Midas Funds, the following documents are available free upon request:

Annual/Semi-annual reports. Contains performance data, lists portfolio holdings and contains a letter from the Funds' managers discussing recent market conditions, economic trends and Fund strategies that significantly affected the Funds' performance during the last fiscal year.

Statement of Additional Information (SAI). Provides a fuller technical and legal description of the Funds' policies, investment restrictions, and business structure. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To Obtain Information
--------------------------------------------------------------------------------
   By   telephone, call 1-800-400-MIDAS (6432) to speak to an Investor Service
          Representative, 9:00 a.m. to 5:00 p.m. on business days, eastern time or 1-888-503-VOICE (8642) for 24 hour, 7 day a week automated shareholder services.

   By mail, write to:
            Midas Funds
            P.O. Box 219789
            Kansas City, MO 64121-9789

   By e-mail, write to:
            info@midasfunds.com

   On the Internet, Fund documents
            can be viewed online or downloaded from:

           SEC at http://www.sec.gov, or
            Midas Funds at http://www.midasfunds.com

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (for information, call (202) 942-8090) or, after paying a duplicating fee, by e-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. The Funds' Investment Company Act file numbers are as follows: 811-04534 (Midas Magic); 811-04625 (Midas Special Equities Fund); 811-04741 (Midas U.S. and Overseas Fund); 811-04316 (Midas Fund); 811-00835 (Midas Investors) and 811-02474 (Dollar
Reserves).

Statement of Additional Information                    1933 Act File No. 2-98229
May 1, 2000                                           1940 Act File No. 811-4316







                                MIDAS FUND, INC.
                                11 Hanover Square
                               New York, NY 10005
                                 1-800-400-MIDAS



     This Statement of Additional Information regarding Midas Fund, Inc. ("Fund") is not a prospectus and should be read in conjunction with the Fund's Prospectus dated May 1, 2000. The Prospectus is available to prospective investors without charge upon request by calling 1-800-400-MIDAS.

     The most recent Annual Report and Semi-Annual Report to Shareholders for the Fund are separate documents supplied with this Statement of Additional
Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.




                                TABLE OF CONTENTS


  THE FUND'S INVESTMENT PROGRAM                                                2

  INVESTMENT RESTRICTIONS                                                      4

  OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES                    5

  INVESTMENT COMPANY COMPLEX                                                  12

  OFFICERS AND DIRECTORS                                                      12

  INVESTMENT MANAGER                                                          13

  INVESTMENT MANAGEMENT AGREEMENT                                             13

  CALCULATION OF PERFORMANCE DATA                                             14

  DISTRIBUTION OF SHARES                                                      17

  DETERMINATION OF NET ASSET VALUE                                            18

  PURCHASE OF SHARES                                                          19

  ALLOCATION OF BROKERAGE                                                     19

  DISTRIBUTIONS AND TAXES                                                     21

  REPORTS TO SHAREHOLDERS                                                     22

  CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT                           22

  AUDITORS                                                                    22

  FINANCIAL STATEMENTS                                                        22

  APPENDIX--DESCRIPTIONS OF BOND RATINGS                                      23

                          THE FUND'S INVESTMENT PROGRAM

     The following information supplements the information concerning the investment objectives, policies and limitations of the Fund found in the Prospectus. The Fund is a non-diversified open-end management investment company organized as a Maryland corporation in 1995. Prior to August 28, 1995, the Fund operated under the name "Excel Midas Gold Shares, Inc.," a Minnesota corporation organized in 1985.

     Foreign Securities. Because the Fund may invest in foreign securities, investment in the Fund involves investment risks of adverse political and economic developments that are different from an investment in a fund which invests only in the securities of U.S. issuers. Such risks may include adverse movements in the market value of foreign securities during days on which the Fund's net asset value per share is not determined (see "Determination of Net Asset Value"), the possible imposition of withholding taxes by foreign governments on dividend or interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of dividends or principal and interest on securities in the portfolio.

     The Fund may invest in foreign securities by purchasing American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S.
securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement.

     U.S. Government Securities. The U.S. government securities in which the Fund may invest include direct obligations of the U.S. government (such as Treasury bills, notes and bonds) and obligations issued by U.S. government agencies and instrumentalities backed by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association. In addition, the U.S. government securities in which the Fund may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. In the case of obligations not backed by the full faith and credit of the U.S. government, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments. Accordingly, these securities may involve more risk than securities backed by the U.S. government's full faith and credit.

     Borrowing. The Fund may borrow money to the extent permitted under the Investment Company Act of 1940, as amended ("1940 Act"), which permits an investment company to borrow in an amount up to 33 1/3% of the value of its total assets. The Fund may incur overdrafts at its custodian bank from time to time in connection with redemptions and/or the purchase of portfolio securities. In lieu of paying interest to the custodian bank, the Fund may maintain equivalent cash balances prior or subsequent to incurring such overdrafts. If cash balances exceed such overdrafts, the custodian bank may credit interest thereon against fees.

     Illiquid Assets. The Fund may not purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of the Fund's net assets would be invested in illiquid assets, including repurchase agreements not entitling the holder to payment of principal within seven days. The term "illiquid assets" for this purpose includes securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

     Illiquid restricted securities may be sold by the Fund only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended ("1933 Act"). Such securities include those that are subject to restrictions contained in the securities laws of other countries. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the U.S., are not included within the meaning of the term "illiquid assets."

     In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Certain of these instruments (excluding municipal securities) are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at favorable prices resulting in liquidity problems..

     The Fund's Board of Directors has delegated the function of making day-to-day determinations of liquidity to Midas Management Corporation ("Investment Manager") pursuant to guidelines approved by the Board. The Investment Manager takes into account a number of factors in reaching liquidity determinations, including (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) dealer undertakings to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The Investment Manager monitors the liquidity of restricted securities in the Fund's portfolio and reports periodically on liquidity determinations to the Board of Directors.

     Lending. The Fund may lend up to one-third of its total assets to other parties, although it has no current intention of doing so. If the Fund engages in lending transactions, it will enter into lending agreements that require that the loans be continuously secured by cash, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times to at least the market value of the assets lent. To the extent of such activities, the custodian will apply credits against its custodial charges. There are risks to the Fund of delay in receiving additional collateral and risks of delay in recovery of, and failure to recover, the assets lent should the borrower fail financially or otherwise violate the terms of the lending agreement. Loans will be made only to borrowers deemed by the Investment Manager to be of good standing and when, in the Investment Manager's judgment, the consideration which can be earned currently from such lending transactions justifies the attendant risk. Any loan made by the Fund will provide that it may be terminated by either party upon reasonable notice to the other party.

     Convertible Securities. The Fund may invest in convertible securities which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics and
(iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is a function of its "investment value" (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

     The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in the Investment Manager's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objectives. Otherwise, the Fund may hold or trade convertible securities. In selecting convertible securities for the Fund, the Investment Manager evaluates the investment characteristics of the convertible security as a fixed income instrument and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Investment Manager considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

     Preferred Securities. The Fund may invest in preferred stocks of U.S. and foreign issuers that, in the Investment Manager's judgment, offer potential for growth of capital and income. Such equity securities involve greater risk of loss of income than debt securities because issuers are not obligated to pay dividends. In addition, equity securities are subordinate to debt securities, and are more subject to changes in economic and industry conditions and in the financial condition of the issuers of such securities.

     Lower Rated Debt Securities. The Fund is authorized to invest up to 35% of its total assets in debt securities rated below investment grade, commonly referred to as "junk bonds", although it has no current intention of investing more than 5% of its net assets in such securities during the coming year. Ratings of investment grade include, the four highest ratings of Standard & Poor's Ratings Group ("S&P") (AAA, AA, A, or BBB) and Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A, or Baa). Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher grade debt securities. Debt securities rated below investment grade are deemed by these rating agencies to be predominantly speculative with respect to the issuers' capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. Debt securities rated lower than B may include securities that are in default or face the risk of default with respect to principal or interest.

     Ratings of debt securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after the Fund has acquired the security. The Investment Manager will consider such an event in determining whether the Fund should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. See the Appendix to this Statement of Additional Information for further information regarding S&P's and Moody's ratings.

     Lower rated debt securities generally offer a higher current yield than that available from higher grade issues. However, lower rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to adverse changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower rated securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such decline in price will not recur. The market for lower rated debt securities may be thinner and less active than that for higher quality securities, which may limit the Fund's ability to sell such securities at their fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of lower rated securities, especially in a thinly traded market.

     Short Sales. The Fund may engage in short sales transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) segregate cash or liquid securities at such a level that (i) the segregated amount plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the segregated amount plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund's short position. Although the Fund may sell short up to 100% of its total assets, it currently intends to sell short only from time to time and no more than 10%.

                             INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions that may not be changed without the approval of the lesser of (a) 67% or more of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund. Except for the percentage limitations referred to below in (1) with respect to borrowing, and (i) with respect to illiquid securities, if a percentage restriction is adhered to at the time an investment is made, a later change in percentage resulting from a change in value or assets will not constitute a violation of that restriction. The Fund may not:

     1. Borrow money, except to the extent permitted by the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund's total assets);

     2. Engage in the business of underwriting the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Federal securities laws in connection with the disposition of the Fund's authorized investments;

     3. Purchase or sell real estate, provided that the Fund may invest in securities (excluding limited partnership interests) secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

     4. Purchase or sell physical commodities (other than precious metals), although it may enter into (a) commodity and other futures contracts and options thereon, (b) options on commodities, including foreign currencies and precious metals, (c) forward contracts on commodities, including foreign currencies and precious metals, and (d) other financial contracts or derivative instruments;

     5. Lend its assets, provided however, that the following are not prohibited: (a) the making of time or demand deposits with banks, (b) the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short term obligations in accordance with the Fund's investment objectives and policies, and (c) engaging in securities, precious metals, and other asset loan transactions to the extent permitted by the 1940 Act; or

     6. Issue senior securities as defined in the 1940 Act. The following will not be deemed to be senior securities prohibited by this provision: (a) evidences of indebtedness that the Fund is permitted to incur, (b) the issuance of additional series or classes of securities that the Board of Directors may establish, (c) the Fund's futures, options, and forward transactions, and (d) to the extent consistent with the 1940 Act and applicable rules and policies adopted by the Securities and Exchange Commission ("SEC"), (i) the establishment or use of a margin account with a broker for the purpose of effecting securities transactions on margin and (ii) short sales.

     The Fund's Board of Directors has established the following non-fundamental investment limitations that may be changed by the Board without shareholder approval:

     The Fund may:

     (i) Invest up to 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice.

     (ii) Purchase securities issued by other investment companies to the extent permitted under the 1940 Act.

     (iii) Pledge, mortgage, hypothecate or otherwise encumber its assets to the extent permitted under the 1940 Act.

            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

     Regulation of the Use of Options, Futures and Forward Currency Contract Strategies. As discussed in the Prospectus, the Investment Manager may purchase and sell options (including options on precious metals, foreign currencies, equity and debt securities, and securities indices), futures contracts (or "futures") (including futures contracts on precious metals, foreign currencies, securities and securities indices), options on futures contracts and forward currency contracts. Certain special characteristics of and risks associated with using these instruments are discussed below. The use of options, forward currency contracts and futures by the Fund is subject to the applicable regulations of the SEC, the several options and futures exchanges upon which such instruments may be traded, and the CFTC.

     The Fund's ability to use options, forward contracts and futures may be limited by market conditions, regulatory limits and tax considerations, and the Fund might not employ any of the strategies described above. There can be no assurance that any hedging or yield or income enhancement strategy used will be successful. The Fund's ability to successfully utilize these instruments will depend on the Investment Manager's ability to predict accurately movements in the prices of the assets being hedged and movements in securities, interest rates, foreign currency exchange rates and precious metals prices. There is no assurance that a liquid secondary market for options and futures will always exist, and the correlation between hedging instruments and the assets being hedged may be imperfect. There can be no assurance that the techniques described herein will provide adequate hedging or that such techniques are or will be actually or effectively available due to liquidity, costliness, or other factors. Hedging maneuvers may fail and investors should not assume the availability of any of the hedging opportunities described herein. In any event, the Investment Manager will not attempt perfect balancing, through hedging or otherwise and the Fund might not use any hedging techniques, as described herein or otherwise. It also may be necessary to defer closing out hedged positions to avoid adverse tax consequences.

     In addition to the products, strategies and risks described below and in the Prospectus, the Investment Manager may discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as the Investment Manager develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. The Investment Manager may utilize these opportunities to the extent they are consistent with the Fund's investment objective, permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund's registration statement will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the Prospectus.

     Cover for Options, Futures and Forward Currency Contract Strategies. Transactions using these instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid securities whose value is marked to the market daily, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund would comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside or segregate cash or liquid securities whose value is marked to the market daily in the prescribed amount.

     Assets used as cover or segregated cannot be sold while the position in the corresponding instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregate could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Option  Income and  Hedging  Strategies.  The Fund may  purchase  and write
(sell) both exchange-traded options and options traded on the over-the-counter ("OTC") market. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities or other instrument underlying the option. Failure by the dealer to do so would result in the loss of any premium paid by the Fund as well as the loss of the expected benefit of the transaction.

     The Fund may purchase call options on securities (both equity and debt) that the Investment Manager intends to include in the Fund's portfolio in order to fix the cost of a future purchase. The call option enables the Fund to buy the underlying security at the predetermined exercise price. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

     The Fund may purchase put options on securities in order to hedge against a decline in the market value of securities held in its portfolio or to attempt to enhance return. The put option enables the Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

     The Fund may on certain occasions wish to hedge against a decline in the market value of securities held in its portfolio at a time when put options on those particular securities are not available for purchase. The Fund may therefore purchase a put option on other securities, the values of which historically have a high degree of positive correlation to the value of such portfolio securities. If the Investment Manager's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which the Fund purchases a put option on a security held in its portfolio. If the Investment Manager's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Fund's portfolio securities and therefore the put option may not provide complete protection against a decline in the value of the Fund's portfolio securities below the level sought to be protected by the put option.

     The Fund may write call options on securities for hedging or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Fund would be obligated to sell the security at less than its market value. The Fund would give up the ability to sell any portfolio securities used to cover the call option while the call option was outstanding. In addition, the Fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the current market value). Portfolio securities used to cover OTC options written also may be considered illiquid, and therefore subject to the Fund's limitation on investing no more than 15% of its net assets in illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     The Fund also may write put options on securities. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker/dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. If the put option is not exercised, the Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received, in which case the Fund would expect to suffer a loss.

     The Fund may purchase and sell put and call options on securities indices, precious metals and currencies, in much the same manner as the more traditional securities options discussed above. Index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. A securities index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of securities index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using securities index options will depend on the extent to which price movements in the securities index selected correlate with price movements of the securities in which the Fund invests.

     The Fund may purchase and write straddles on securities and securities indexes. A long straddle is a combination of a call and a put purchased on the same security or index where the exercise price of the put is less than or equal to the exercise price on the call. The Fund would enter into a long straddle when the Investment Manager believes that it is likely that securities prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call; the same issue of the security can be considered "cover" for both the put and the call. The Fund would enter into a short straddle when the Investment Manager believes that it is unlikely that securities prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Fund will set aside or segregate cash and/or liquid, high-grade debt securities equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security.

     Foreign Currency Options and Related Risks. The Fund may purchase and sell options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities that the Fund holds in its portfolio or that it intends to purchase or to enhance return. For example, if the Fund enters into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on the currency involved. The Fund can also purchase and sell options on foreign currencies in order to attempt to increase the Fund's yield.

     The Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. Although many options on foreign currencies are exchange-traded, the majority are traded on the OTC market. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers and other market resources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the inter-bank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

     Special Characteristics and Risks of Options Trading. The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If the Fund wishes to terminate its obligation to purchase or sell under a put or a call option it has written, the Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell under a call or put option it has purchased, the Fund may sell an option of the same series as the option held; this is known as a closing sale transaction. Closing transactions essentially permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option.

     In considering the use of options to enhance return or to hedge the Fund's portfolio, particular note should be taken of the following:

     (1) The value of an option position will reflect, among other things, the current market price of the underlying security, securities index, precious metal or currency, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, securities index, precious metal or currency and general market conditions. For this reason, the successful use of options depends upon the Investment Manager's ability to forecast the direction of price fluctuations in the underlying securities, precious metals or currency markets or, in the case of securities index options, fluctuations in the market sector represented by the selected index.

     (2) Options normally have expiration dates of up to three years. The exercise price of the options may be below, equal to or above the current market value of the underlying security, securities index, precious metal or currency during the term of the option. Purchased options that expire unexercised have no value. Unless an option purchased by the Fund is exercised or unless a closing transaction is effected with respect to that position, the Fund will realize a loss in the amount of the premium paid and any transaction costs.

     (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Most exchange-listed options relate to securities and securities indices. Although the Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities and a significant market for foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the Fund will enter into OTC options with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund would be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the counterparty to an OTC option, the Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, which would result in the Fund having to exercise those options that it has purchased in order to realize any profit. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund may maintain a covered position with respect to call options it writes on a security, currency, precious metal or securities index, the Fund may not sell the underlying securities, precious metal or currency (or invest any cash securities used to cover the option) during the period it is obligated under such option. This requirement may impair the Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

     (4) Securities index options are settled exclusively in cash. If the Fund writes a call option on an index, the Fund cannot cover its obligation under the call index option by holding the underlying securities. In addition, a holder of a securities index option who exercises it before the closing index value for that day is available, runs the risk that the level of the underlying index may subsequently change.

     (5) The Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs and taxes; however, the Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

     Futures and Related Options Strategies. The Fund may engage in futures strategies for hedging purposes to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which it invests (or intends to acquire) or to enhance yield. Hedging strategies may involve, among other things, using futures strategies to manage the effective duration of the Fund. If the Investment Manager wishes to shorten the effective duration of the Fund's fixed-income portfolio, the Fund may sell an interest rate futures contract or a call option thereon, or purchase a put option on that futures contract. If the Investment Manager wishes to lengthen the effective duration of the Fund's fixed-income portfolio, the Fund may buy an interest rate futures contract or a call option thereon, or sell a put option.

     The Fund may use interest rate futures contracts and options thereon to hedge its portfolio against changes in the general level of interest rates. The Fund may purchase an interest rate futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of the debt security that the Fund intends to purchase in the future. A rise in the price of the debt security prior to its purchase may either be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract. Conversely, a fall in the market price of the underlying debt security may result in a corresponding decrease in the value of the futures position. The Fund may sell an interest rate futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in market value of that security that would accompany an increase in interest rates.

     The Fund may purchase a call option on an interest rate futures contract to hedge against a market advance in debt securities that the Fund plans to acquire at a future date. The purchase of a call option on an interest rate futures contract is analogous to the purchase of a call option on an individual debt security, which can be used as a temporary substitute for a position in the security itself. The Fund also may write put options on interest rate futures contracts as a partial anticipatory hedge and may write call options on interest rate futures contracts as a partial hedge against a decline in the price of debt securities held in the Fund's portfolio. The Fund may also purchase put options on interest rate futures contracts in order to hedge against a decline in the value of debt securities held in the Fund's portfolio.

     The Fund may sell securities index futures contracts in anticipation of a general market or market sector decline. To the extent that a portion of the Fund's portfolio correlates with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if the Fund correctly anticipates a general market decline and sells securities index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the portfolio. The Fund may purchase securities index futures contracts if a market or market sector advance is anticipated. Such a purchase of a futures contract could serve as a temporary substitute for the purchase of individual securities, which securities may then be purchased in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that the Fund intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

     As in the case of a purchase of a securities index futures contract, the Fund may purchase a call option on a securities index futures contract to hedge against a market advance in securities that the Fund plans to acquire at a future date. The Fund may write put options on securities index futures as a partial anticipatory hedge and may write call options on securities index futures as a partial hedge against a decline in the price of securities held in the Fund's portfolio. This is analogous to writing call options on securities. The Fund also may purchase put options on securities index futures contracts. The purchase of put options on securities index futures contracts can be analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by the Fund.

     The Fund may sell foreign currency futures contracts to hedge against possible variations in the exchange rate of foreign currency in relation to the U.S. dollar. In addition, the Fund may sell foreign currency futures contracts when the Investment Manager anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market value of the Fund's foreign securities holdings or interest payments to be received in that foreign currency. In this case, the sale of futures contracts on the underlying currency may reduce the risk to the Fund of a reduction in market value caused by foreign currency exchange rate variations and, by so doing, provide an alternative to the liquidation of securities positions and resulting transaction costs. When the Investment Manager anticipates a significant foreign exchange rate increase while intending to invest in a security denominated in that currency, the Fund may purchase a foreign currency futures contract to hedge against the increased rates pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign currency exchange rate that may add additional costs to acquiring the foreign security position. The Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign currency exchange rate at limited risk. The Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign currency exchange rate while intending to invest in a security denominated in that currency. The Fund may purchase put options on foreign currency futures contracts as a hedge against a decline in the foreign currency exchange rates or the value of its foreign portfolio securities. The Fund may write a put option on a foreign currency futures contract as a partial anticipatory hedge and may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign currency exchange rates on the value of foreign securities.

     The Fund may also purchase these instruments to enhance return, for example by writing options on futures contracts. In addition, the Fund can use these instruments to change its exposure to securities or precious metals price changes, or interest or foreign currency exchange rate changes, for example, by changing the Fund's exposure from one foreign currency exchange rate to another.

     The Fund may also write put options on interest rate, securities index, precious metal or foreign currency futures contracts while, at the same time, purchasing call options on the same interest rate, securities index, precious metal or foreign currency futures contract in order to synthetically create an interest rate, securities index, precious metal or foreign currency futures contract. The options will have the same strike prices and expiration dates. The Fund will only engage in this strategy when it is more advantageous to the Fund to do so as compared to purchasing the futures contract.

     The Fund may purchase and write covered straddles on securities indexes. A long straddle is a combination of a call and a put purchased on the same future where the exercise price of the put is less than or equal to the exercise price on the call. The Fund would enter into a long straddle when the Investment Manager believes that it is likely that futures prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same future where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the future is considered "cover" for both the put and the call. The Fund would enter into a short straddle when the Investment Manager believes that it is unlikely that futures prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Fund will set aside or segregate permissible liquid assets equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying future.

     Special Characteristics and Risks of Futures and Related Options Trading. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, the Fund is required to segregate in the name of the futures broker through whom the transaction is effected an amount of cash or liquid securities whose value is marked to the market daily generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract and certain options on currencies, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not involve borrowing to finance the futures or options transactions. Rather, initial margin is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to the market." For example, when the Fund purchases a contract and the value of the contract rises, the Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, the Fund is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the transaction but rather represents a daily settlement of the Fund's obligations to or from a clearing organization.

     Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for the Fund to close a position and, in the event of adverse price movements, the Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts or options have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

     In considering the Fund's use of futures contracts and options, particular note should be taken of the following:

     (1) Successful use by the Fund of futures contracts and options will depend upon the Investment Manager's ability to predict movements in the direction of the overall securities, currencies, precious metals and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, these contracts relate not only to the current price level of the underlying instrument or currency but also to the anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the contract will not correlate with the movements in the prices of the securities, precious metals or currencies being hedged. For example, if the price of the securities index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if the Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, the Fund may need to sell assets at a time when such sales are disadvantageous to the Fund. If the price of the contract moves more than the price of the underlying securities, the Fund will experience either a loss or a gain on the contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

     (2) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures or options position and the securities, precious metals or currencies being hedged, movements in the prices of these contracts may not correlate perfectly with movements in the prices of the hedged securities, precious metals or currencies due to price distortions in the futures and options market. There may be several reasons unrelated to the value of the underlying securities, precious metals or currencies that cause this situation to occur. First, as noted above, all participants in the futures and options market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts or options through offsetting transactions, distortions in the normal price relationship between the securities, precious metals, currencies and the futures and options markets may occur. Second, because the margin deposit requirements in the futures and options market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market; such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts or options over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

     (3) Positions in futures contracts and options on futures may be closed out only on an exchange or board of trade that provides a secondary market for such contracts. Although the Fund intends to purchase and sell such contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a position, and in the event of adverse price movements, the Fund would continue to be required to make variation margin payments. (4) Like options on securities and currencies, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the maintenance of liquid secondary markets on the relevant exchanges or boards of trade.

     (5) Purchasers of options on futures contracts pay a premium at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying securities index value or the underlying securities, precious metals or currencies.

     (6) As is the case with options, the Fund's activities in the futures and options on futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions and taxes; however, the Fund also may save on commissions by using futures contracts or options thereon rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

     Special Risks Related to Foreign Currency Futures Contracts and Related Options. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above.

     Options on foreign currency futures contracts may involve certain additional risks. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when the purchase of the underlying futures contract would not result in such a loss.

     Forward Currency Contracts. The Fund may use forward currency contracts to protect against uncertainty in the level of future foreign currency exchange rates. The Fund may also use forward currency contracts in one currency or basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the Investment Manager anticipates that there will be a correlation between the two currencies.

     The Fund may enter into forward currency contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or anticipates purchasing, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received. The Fund also may hedge by using forward currency contracts in connection with portfolio positions.

     The Fund may also use forward currency contracts to shift the Fund's exposure from one foreign currency to another. For example, if the Fund owns securities denominated in a foreign currency and the Investment Manager believes that currency will decline relative to another currency, it might enter into a forward contract to sell the appropriate amount of the first currency with payment to be made in the second currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the Fund's exposure to foreign currency exchange rate fluctuations. The Fund may also purchase forward currency contracts to enhance income when the Investment Manager anticipates that the foreign currency will appreciate in value, but securities denominated in that foreign currency do not present attractive investment opportunities.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if the market value of the security exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. Under normal circumstances, consideration of the prospects for currency parities will be incorporated into the longer term decisions made with regard to overall investment strategies. However, the Investment Manager believes that it is important to have the flexibility to enter into forward contracts when it determines that the best interests of the Fund will be served.

     At or before the maturity date of a forward contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

     The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although the use of forward currency contracts for hedging purposes limits the risk of loss due to a decline in the value of the hedged currencies, at the same time it limits any potential gain that might result should the value of the currencies increase.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.


                           INVESTMENT COMPANY COMPLEX

     The   investment   companies   advised  by  affiliates  of  Winmill  &  Co.
Incorporated (formerly Bull & Bear Group, Inc.) ("Winco") ("Investment Company Complex") are:

   Bexil Corporation
   Dollar Reserves, Inc.
   Global Income Fund, Inc.
   Midas Fund, Inc.
   Midas Investors Ltd.
   Midas Magic, Inc.
   Midas Special Equities Fund, Inc.
   Midas U.S. and Overseas Fund Ltd.
   Tuxis Corporation

                             OFFICERS AND DIRECTORS

     The Fund's board is responsible for the management and supervision of the Fund. The Board approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows: Midas Management Corporation, the Investment Manager; Investor Service Center, Inc., Distributor; DST Systems, Inc., Transfer and Dividend Disbursing Agent; and, State Street Bank and Trust Company, Custodian.

     The Directors of the Fund, their respective offices, date of birth and principal occupations during the last five years are set forth below. Unless otherwise noted, the address of each Director and officer is 11 Hanover Square, New York, NY 10005.

BRUCE B. HUBER, CLU, ChFC, MSFS -- Director. 3443 Highway 66, Neptune, NJ 07753. He is a Financial Representative with New England Financial, specializing in financial, estate and insurance matters. From March 1990 to December 1995, he was President of Huber Hogan Knotts Consulting, Inc., financial consultants and insurance planners. He is also a Director of five other investment companies in the Investment Company Complex. He is 70 years old.

JAMES E. HUNT -- Director. One Dag Hammarskjold Plaza, New York, NY 10017. He is a Managing Director of Hunt & Howe LLC, executive recruiting consultants. He is also a Director of five other investment companies in the Investment Company Complex. He is 69 years old.

JOHN B. RUSSELL -- Director. 334 Carolina Meadows Villa, Chapel Hill, NC 27514. He is a Director of Wheelock, Inc., a manufacturer of signal products, and a consultant for the National Executive Service Corps. He is also a Director of five other investment companies in the Investment Company Complex. He is 77 years old.

THOMAS B. WINMILL, ESQ.* -- Director, Chief Executive Officer, President, and General Counsel of the Fund. He is President of the Investment Manager and the Distributor, and of their affiliates. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. He is a son of Bassett S. Winmill. He is also a Director of eight other investment companies in the Investment Company Complex. He is 40 years old.

* Thomas B. Winmill is an "interested person" of the Fund as defined by the 1940 Act, because of his position with the Investment Manager.

     The Fund's executive officers, each of whom serves at the pleasure of the Board of Directors, are as follows:

THOMAS B. WINMILL, ESQ. -- Chief Executive Officer, President, and General Counsel. (see biographical information above)

BASSETT S. WINMILL -- Chief Investment Strategist. He is the Chief Investment Strategist of the Investment Manager and the Chairman of the Board of six of the other investment companies in the Investment Company Complex. He is a member of the New York Society of Security Analysts, the Association for Investment Management and Research and the International Society of Financial Analysts. He is 70 years old.

ROBERT D. ANDERSON -- Vice Chairman. He is Vice Chairman and a Director of four other investment companies in the Investment Company Complex and of the Investment Manager and its affiliates. He is a former member of the District #12, District Business Conduct and Investment Companies Committees of the NASD. He is 70 years old.


STEVEN A. LANDIS -- Senior Vice President. He is Senior Vice President of the Investment Manager and its affiliates. From 1993 to 1995, he was Associate Director -- Proprietary Trading at Barclays De Zoete Wedd Securities Inc., and from 1992 to 1993 he was Director, Bond Arbitrage at WG Trading Company. He is 45 years old.

JOSEPH LEUNG, CPA -- Chief Accounting Officer, Chief Financial Officer, Treasurer and Vice President. He is Chief Accounting Officer, Chief Financial Officer, Treasurer and Vice President of the Investment Manager and its affiliates. From 1992 to 1995 he held various positions with Coopers & Lybrand L.L.P., a public accounting firm. He is a member of the American Institute of Certified Public Accountants. He is 34 years old.

Information in the following table is based on fees paid during the fiscal year ended December 31, 1999.

Compensation Table

====================================================================================================================================
Name of Person, Position  Aggregate Compensation     Pension or Retirement     Estimated Annual Benefits    Total Compensation From
                                From Fund         Benefits Accrued as Part of       Upon Retirement           Fund and Investment
                                                         Fund Expenses                                      Company Complex Paid To
                                                                                                                   Directors
------------------------------------------------------------------------------------------------------------------------------------
     Bruce B. Huber,              $5,800                     None                         None             $13,500 from 6 Investment
        Director                                                                                                   Companies
------------------------------------------------------------------------------------------------------------------------------------
     James E. Hunt,               $5,800                     None                         None             $13,500 from 6 Investment
        Director                                                                                                   Companies
------------------------------------------------------------------------------------------------------------------------------------
    John B. Russell,              $5,800                     None                         None             $13,500 from 6 Investment
        Director                                                                                                   Companies
====================================================================================================================================

     No officer, Director or employee of the Fund's Investment Manager received any compensation from the Fund for acting as an officer, Director, or employee of the Fund. As of April 24, 2000, officers and Directors of the Fund owned less than 1% of the outstanding shares of the Fund. As of April 24, 2000, Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104 owned of record 27.30% of the Fund's outstanding shares and National Investor Services Corporation, 55 Water Street, New York, NY 10041-0001 owned of record 6.12% of the Fund's outstanding shares.

     The Fund, the Investment Manager and Investor Service Center, Inc. (the Fund's distributor) each have adopted a Code of Ethics that permits its personnel, subject to such Code, to invest in securities, including securities that may be purchased or held by the Fund. The Investment Manager's Code of Ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the Code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by the Investment Manager's employees does not disadvantage the Fund.

                               INVESTMENT MANAGER

     The Investment Manager, a registered investment adviser, is a wholly-owned subsidiary of Winco. The other principal subsidiaries of Winco include Investor Service Center, Inc., the Fund's distributor and a registered broker-dealer and CEF Advisers, Inc., a registered investment adviser.

     Winco is a publicly-owned company whose securities are listed on the Nasdaq Stock Market and traded in the over-the-counter market. Bassett S. Winmill may be deemed a controlling person of Winco on the basis of his ownership of 100% of Winco's voting stock and, therefore, of the Investment Manager. The Fund and its investment company affiliates had net assets in excess of $231,000,000 as of February 11, 2000.

                         INVESTMENT MANAGEMENT AGREEMENT

     The  Investment  Manager  acts  as  general  manager  of  the  Fund,  being responsible for the various functions assumed by it, including the regular furnishing of advice with respect to portfolio transactions. The Investment Manager also furnishes or obtains on behalf of the Fund all services necessary for the proper conduct of the Fund's business and administration. As compensation for its services to the Fund, the Investment Manager is entitled to a fee, payable monthly, based upon the Fund's average daily net assets. Under the Fund's Investment Management Agreement dated August 25, 1995, the Investment Manager receives a fee at the annual rate of:

 1.00% of the first $200 million of the Fund's average daily net assets .95% of average daily net assets over $200 million up to $400 million .90% of average daily net assets over $400 million up to $600 million .85% of average daily net assets over $600 million up to $800 million .80% of average daily net assets over $800 million up to $1 billion .75% of average daily net assets over $1 billion.

The percentage fee is calculated on the daily value of the Fund's net assets at the close of each business day. The foregoing fees are higher than fees paid by most other investment companies.

     Under the Investment Management Agreement, the Fund assumes and shall pay all the expenses required for the conduct of its business including, but not limited to, (a) salaries of administrative and clerical personnel; (b) brokerage commissions; (c) taxes and governmental fees; (d) costs of insurance and fidelity bonds; (e) fees of the transfer agent, custodian, legal counsel and auditors; (f) association fees; (g)costs of preparing, printing and mailing proxy materials, reports and notices to shareholders; (h)costs of preparing, printing and mailing the prospectus and statement of additional information and supplements thereto; (i) payment of dividends and other distributions; (j) costs of stock certificates; (k) costs of Board of Directors and shareholders meetings; (l)fees of the independent directors; (m) necessary office space rental; (n) all fees and expenses (including expenses of counsel) relating to the registration and qualification of shares of the Fund under applicable federal and state securities laws and maintaining such registrations and qualifications; and (o) such non-recurring expenses as may arise, including, without limitation, actions, suits or proceedings affecting the Fund and the legal obligation which the Fund may have to indemnify its officers and directors with respect thereto. As of December 31, 1997, 1998, and 1999, the Fund paid the Investment Manager $1,577,627, $1,018,983, and $795,268, respectively. Reimbursements for the years ended December 31, 1997, 1998, and 1999, were $402,551, $0, and $0, respectively.

     Pursuant to the Investment Management Agreement, if requested by the Fund's Board of Directors, the Investment Manager may provide other services to the Fund such as the functions of billing, accounting, certain shareholder communications and services, administering state and Federal registrations, filings and controls and other administrative services. Any services so requested and performed will be for the account of the Fund and the costs of the Investment Manager in rendering such services shall be reimbursed by the Fund, subject to examination by those directors of the Fund who are not interested persons of the Investment Manager or any affiliate thereof. The Fund reimbursed the Investment Manager $64,081, $50,160, and $50,845 for the years 1997, 1998, and 1999, respectively, for providing certain administrative and accounting services at cost.

     The Fund's Investment Management Agreement continues from year to year only if a majority of the Fund's directors (including a majority of disinterested directors) approve. The Fund's Investment Management Agreement may be terminated by either the Fund or the Investment Manager on 60 days' written notice to the other, and terminates automatically in the event of its assignment.

     The Investment Management Agreement provides that the Investment Manager shall waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale or such lesser amount as may be agreed to by the Fund's Board of Directors and the Investment Manager. Currently, the Fund is not subject to any such state-imposed limitations. Certain expenses, such as brokerage commissions, taxes, interest, distribution fees, certain expenses attributable to investing outside the United States and extraordinary items, are excluded from this limitation. In addition, the Investment Manager was subject to the following expense limitation for a period of two years from the effective date of the Investment Management Agreement, which limitation was calculated as an amount not in excess of the fee payable by the Fund if and to the extent that the aggregate operating expenses of the Fund (excluding interest expense, Rule 12b-1 Plan of Distribution fees, taxes and brokerage fees and commissions) were in excess of 2.0% of the first $10 million of average net assets of the Fund, plus 1.5% of the next $20 million of average net assets, plus 1.25% of average net assets above $30 million.

                         CALCULATION OF PERFORMANCE DATA

     Advertisements and other sales literature for the Fund may refer to the Fund's "average annual total return" and "cumulative total return." All such quotations are based upon historical earnings and are not intended to indicate future performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that the investor's shares when redeemed may be worth more or less than their original cost.

Average Annual Total Return

     Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                    P(1+T)n = ERV

Where:              P        =        a hypothetical initial payment of $1,000;
                    T        =        average annual total return;
                    n        =        number of years; and
                    ERV      =        ending redeemable value at the end of the
                                      period of a hypothetical $1,000 payment
                                      made at the beginning of such period.

This calculation assumes all dividends and other distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and Rule 12b-1 fees, charged to all shareholder accounts.

Average Annual Total Returns For Periods Ended December 31, 1999

                                           One Year          (9.93)%
                                           Five Years        (15.23)%
                                           Ten Years         (5.73)%

Cumulative Total Return

     Cumulative total return is calculated by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

CTR  = [( ERV-P )100]/P


CTR  = Cumulative total return

ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

P    = initial payment of $1,000

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and other distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

The  cumulative  return  for the Fund for the one  year,  five year and ten year
periods  ending   December  31,  1999  is  (9.93)%,   (56.23)%,   and  (44.55)%,
respectively.

Source Material From time to time, in marketing pieces and other Fund literature, the Fund's performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund. Sources for Fund performance information may include, but are not limited to, the following:

Bank Rate Monitor, a weekly publication which reports yields on various bank money market accounts and certificates of deposit.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance and other data.

Bloomberg, a computerized market data source and portfolio analysis system.

Bond Buyer Municipal Bond Index (20 year), an index of municipal bonds provided by a national periodical reporting on municipal securities.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

CDA/Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

Consumer's  Digest,  a  bimonthly   magazine  that  periodically   features  the
performance of a variety of investments, including mutual funds.

Financial Times, Europe's business newspaper, which from time to time reports the performance of specific investment companies in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

Goldman Sachs Convertible Bond Index -- currently includes 67 bonds and 33 preferred shares. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

Global  Investor,   a  European   publication  that  periodically   reviews  the
performance of U.S. mutual funds.

Growth Fund Guide, a newsletter providing a mutual fund rating service published for over 25 years.

IBC's Money Fund Report, a weekly publication of money market fund total net assets, yield, and portfolio composition.

Individual   Investor,   a  newspaper  that  periodically  reviews  mutual  fund
performance and other data.

Investment Advisor, a monthly publication reviewing performance of mutual funds.

Investor's Business Daily, a nationally distributed newspaper which regularly covers financial news.

Kiplinger's Personal Finance Magazine, a monthly publication periodically reviewing mutual fund performance.

Lehman Brothers, Inc. "The Bond Market Report" reports on various Lehman Brothers bond indices.

Lehman Government/Corporate Bond Index -- is a widely used index composed of government, corporate, and mortgage backed securities.

Lehman Long Term Treasury Bond -- is composed of all bonds covered by the Lehman Treasury Bond Index with maturities of 10 years or greater.

Lipper Analytical Services, Inc., a publication periodically reviewing mutual funds industry-wide by means of various methods of analysis.

Merrill Lynch Pierce Fenner & Smith Taxable Bond Indices reports on a variety of bond indices.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley Capital International EAFE Index, is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Morningstar, Inc., publications which review mutual funds industry-wide by means of various methods of analysis and textual commentary.

Mutual Fund Forecaster, a newsletter providing a mutual fund rating service.

Nasdaq Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

New York Times, a nationally distributed newspaper which regularly covers financial news.

The No-Load Fund Investor, a monthly newsletter that reports on mutual fund performance, rates funds, and discusses investment strategies for mutual fund investors.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a special section reporting on mutual fund performance, yields, indices, and portfolio holdings.

Russell 3000 Index-- consists of the 3,000 largest stocks of U.S. domiciled companies commonly traded on the New York and American Stock Exchanges or the Nasdaq over-the-counter market, accounting for over 90% of the market value of publicly traded stocks in the U.S.

Russell 2000 Small Company Stock Index-- consists of the smallest 2,000 stocks within the Russell 3000; a widely used benchmark for small capitalization common stocks.

Salomon Smith Barney GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

Salomon Smith Barney High-Grade Corporate Bond Index-- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

Salomon Smith Barney Broad Investment-Grade Bond Index-- is a market-weighted index that contains approximately 4,700 individually priced investment-grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.

Salomon Smith Barney Market Performance tracks the Salomon Brothers bond index.

Standard & Poor's 500 Composite Stock Price Index-- is an index of 500 companies representing the U.S. stock market.

Standard & Poor's 100 Composite Stock Price Index-- is an index of 100 companies representing the U.S. stock market.

Standard & Poor's Preferred Index is an index of preferred securities.

USA  Today,  a  national   newspaper  that  periodically   reports  mutual  fund
performance data.

U.S. News and World Report, a national weekly that periodically reports mutual fund performance data.

The Wall Street Journal, a nationally distributed newspaper which regularly covers financial news.

The Wall Street Transcript, a periodical reporting on financial markets and securities.

Wilshire  5000  Equity  Indexes--   consists  of  nearly  5,000  common  equity
securities, covering all stocks in the U.S. for which daily pricing is available.

Wilshire 4500 Equity Index-- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard & Poor's 500 Index.

Indices prepared by the research departments of such financial organizations as Salomon Smith Barney Holdings, Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Bear Stearns & Co., Inc., and Ibbotson Associates may be used, as well as information provided by the Federal Reserve Board.

                             DISTRIBUTION OF SHARES

     Pursuant to a Distribution Agreement, Investor Service Center, Inc. ("Distributor") acts as principal distributor of the Fund's shares. Under the Distribution Agreement, the Distributor uses its best efforts, consistent with its other businesses, to sell shares of the Fund. Fund shares are sold continuously. Pursuant to a Plan of Distribution ("Plan") adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor monthly a fee in the amount of one-quarter of one percent per annum of the Fund's average daily net assets as compensation for its distribution and service activities.

     In performing distribution and service activities pursuant to the Plan, the Distributor may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Fund's shares or the servicing and maintenance of shareholder accounts, including, but not limited to: advertising, direct mail, and promotional expenses; compensation to the Distributor and its employees; compensation to and expenses, including overhead and telephone and other communication expenses, of the Distributor, the Investment Manager, the Fund, and selected dealers and their affiliates who engage in or support the distribution of shares or who service shareholder accounts; fulfillment expenses, including the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders; the costs of preparing, printing and distributing sales literature and advertising materials; and internal costs incurred by the Distributor and allocated by the Distributor to its efforts to distribute shares of the Fund or service shareholder accounts such as office rent and equipment, employee salaries, employee bonuses and other overhead expenses.

     Among other things, the Plan provides that (1) the Distributor will submit to the Fund's Board of Directors at least quarterly, and the Directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment or agreement related thereto is approved, by the Fund's Board of Directors, including those Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan ("Plan Directors"), acting in person at a meeting called for that purpose, unless terminated by vote of a majority of the Plan Directors, or by vote of a majority of the outstanding voting securities of the Fund, (3) payments by the Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund and (4) while the Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund shall be committed to the discretion of the Directors who are not interested persons of the Fund.

     With the approval of the vote of a majority of the entire Board of Directors and of the Plan Directors of the Fund, the Distributor has entered into a related agreement with Hanover Direct Advertising Company, Inc. ("Hanover Direct"), a wholly-owned subsidiary of Winco, in an attempt to obtain cost savings on the marketing of the Fund's shares. Hanover Direct will provide services to the Distributor on behalf of the Fund at standard industry rates, which includes commissions. The amount of Hanover Direct's commissions over its cost of providing Fund marketing will be credited to the Fund's distribution expenses and represent a saving on marketing, to the benefit of the Fund. To the extent Hanover Direct's costs exceed such commissions, Hanover Direct will absorb any of such costs.

     It is the opinion of the Board of Directors that the Plan is necessary to maintain a flow of subscriptions to offset redemptions. Redemptions of mutual fund shares are inevitable. If redemptions are not offset by subscriptions, a fund shrinks in size and its ability to maintain quality shareholder services declines. Eventually, redemptions could cause a fund to become uneconomic. Furthermore, an extended period of significant net redemptions may be detrimental to orderly management of the portfolio. The offsetting of redemptions through sales efforts benefits shareholders by maintaining the viability of a fund. In periods where net sales are achieved, additional benefits may accrue relative to portfolio management and increased shareholder servicing capability. Increased assets enable the Fund to further diversify its portfolio, which spreads and reduces investment risk while increasing opportunity. In addition, increased assets enable the establishment and maintenance of a better shareholder servicing staff which can respond more effectively and promptly to shareholder inquiries and needs. While net increases in total assets are desirable, the primary goal of the Plan is to prevent a decline in assets serious enough to cause disruption of portfolio management and to impair the Fund's ability to maintain a high level of quality shareholder services.

     The Plan increases the overall expense ratio of the Fund; however, a substantial decline in Fund assets is likely to increase the portion of the Fund's expense ratio comprised of management fees and fixed costs (i.e., costs other than the Plan), while a substantial increase in Fund assets would be expected to reduce the portion of the expense ratio comprised of management fees (reflecting a larger portion of the assets falling within fee scale-down levels), as well as of fixed costs. Nevertheless, the net effect of the Plan is to increase overall expenses. To the extent the Plan maintains a flow of subscriptions to the Fund, there results an immediate and direct benefit to the Investment Manager by maintaining or increasing its fee revenue base, diminishing the obligation, if any, of the Investment Manager to make an expense reimbursement to the Fund, and eliminating or reducing any contribution made by the Investment Manager to marketing expenses. Other than as described herein, no Director or interested person of the Fund has any direct or indirect financial interest in the operation of the Plan or any related agreement.

     Pursuant to the Plan the Fund compensates the Distributor in an amount up to one-quarter of one percent per annum of the Fund's average daily net assets for expenditures that were primarily intended to result in the sale of Fund shares. This fee may be retained by the Distributor or passed through to brokers, banks and others who provide services to their customers who are Fund shareholders or to the Distributor. Of the amounts paid to the Distributor during the Fund's fiscal year ended December 31, 1999, approximately $1,131 represented paid expenses incurred for advertising, $72,270 for printing and mailing prospectuses and other information to other than current shareholders, $88,713 for salaries of marketing and sales personnel, $11,670 for payments to third parties who sold shares of the Fund and provided certain services in connection therewith, and $25,033 for overhead and miscellaneous expenses. These amounts have been derived by determining the ratio each such category represents to the total expenditures incurred by the Distributor in performing services pursuant to the Plan and then applying such ratio to the total amount of compensation received by the Distributor pursuant to the Plan.

                        DETERMINATION OF NET ASSET VALUE

     The Fund's net asset value per share is determined as of the close of regular trading in equity securities on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. eastern time, unless weather, equipment failure or other factors contribute to an earlier closing) each business day of the Fund. The following are not business days of the Fund: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (Presidents' Day), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Because a substantial portion of the Fund's net assets may be invested in gold, platinum and silver bullion, foreign securities and/or foreign currencies, trading in each of which is also conducted in foreign markets which are not necessarily closed on days when the NYSE is closed, the net asset value per share may be significantly affected on days when shareholders have no access to the Fund or its transfer agent.

     Securities owned by the Fund are valued by various methods depending on the market or exchange on which they trade. Securities traded on the NYSE, the American Stock Exchange and the Nasdaq Stock Market are valued at the last sales price, or if no sale has occurred, at the mean between the current bid and asked prices. Securities traded on other exchanges are valued as nearly as possible in the same manner. Securities traded only OTC are valued at the mean between the last available bid and ask quotations, if available, or at their fair value as determined in good faith by or under the general supervision of the Board of Directors. Short term securities are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

     Foreign securities and bullion, if any, are valued at the price in a principal market where they are traded, or, if last sale prices are unavailable, at the mean between the last available bid and ask quotations. Foreign security prices are expressed in their local currency and translated into U.S. dollars at current exchange rates. Any changes in the value of forward contracts due to exchange rate fluctuations are included in the determination of the net asset value. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE, which events will not be reflected in a computation of the Fund's net asset value on that day. If events materially affecting the value of such securities or exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith under the direction of the Fund's Board of Directors.

     Price quotations generally are furnished by pricing services, which may also use a matrix system to determine valuations. This system considers such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities in arriving at valuations.

                               PURCHASE OF SHARES

     The Fund will only issue shares upon payment of the purchase price by check made drawn to the Fund's order in U.S. dollars on a U.S. bank, or by Federal Reserve wire transfer. Third party checks, credit cards, and cash will not be accepted. The Fund reserves the right to reject any order, to cancel any order due to nonpayment, to accept initial orders by telephone or telegram, and to waive the limit on subsequent orders by telephone, with respect to any person or class of persons. Orders to purchase shares are not binding on the Fund until they are confirmed by the Fund's transfer agent. If an order is canceled because of non-payment or because the purchaser's check does not clear, the purchaser will be responsible for any loss the Fund incurs. If the purchaser is already a shareholder, the Fund can redeem shares from the purchaser's account to reimburse the Fund for any loss. In addition, the purchaser may be prohibited or restricted from placing future purchase orders in the Fund or any of the other Funds in the Investment Company Complex. In order to permit the Fund's shareholder base to expand, to avoid certain shareholder hardships, to correct transactional errors, and to address similar exceptional situations, the Fund may waive or lower the investment minimums with respect to any person or class of persons.

                             ALLOCATION OF BROKERAGE

     The Fund seeks to obtain prompt execution of orders at the most favorable net prices. The Fund is not currently obligated to deal with any particular broker, dealer or group thereof. Fund transactions in debt and OTC securities generally are with dealers acting as principals at net prices with little or no brokerage costs. In certain circumstances, however, the Fund may engage a broker as agent for a commission to effect transactions for such securities. Purchases of securities from underwriters include a commission or concession paid to the underwriter, and purchases from dealers include a spread between the bid and asked price. While the Investment Manager generally seeks reasonably competitive spreads or commissions, payment of the lowest spread or commission is not necessarily consistent with obtaining the best net results. Accordingly, the Fund will not necessarily be paying the lowest spread or commission available.

     The Investment Manager directs portfolio transactions to broker/dealers for execution on terms and at rates which it believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular broker/dealer, including brokerage and research services, sales of shares, of the Fund or other Funds advised by the Investment Manager or its affiliates. With respect to brokerage and research services, consideration may be given in the selection of broker/dealers to brokerage or research provided and payment may be made for a fee higher than that charged by another broker/dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), or other applicable law are met. Section 28(e) of the 1934 Act specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Thus, although the Investment Manager may direct portfolio transactions without necessarily obtaining the lowest price at which such broker/dealer, or another, may be willing to do business, the Investment Manager seeks the best value to the Fund on each trade that circumstances in the market place permit, including the value inherent in on-going relationships with quality brokers.

     Currently, it is not possible to determine the extent to which commissions that reflect an element of value for brokerage or research services might exceed commissions that would be payable for execution alone, nor generally can the value of such services to the Fund be measured, except to the extent such services have a readily ascertainable market value. There is no certainty that services so purchased, or the sale of Fund shares, if any, will be beneficial to the Fund. Such services being largely intangible, no dollar amount can be attributed to benefits realized by the Fund or to collateral benefits, if any, conferred on affiliated entities. These services may include "brokerage and research services" as defined in Section 28(e)(3) of the 1934 Act, which presently include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the
availability  of  securities  or  purchasers  or  sellers  of  securities,   (2)
furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Pursuant to arrangements with certain broker/dealers, such broker/dealers provide and pay for various computer hardware, software and services, market pricing information, investment subscriptions and memberships, and other third party and internal research of assistance to the Investment Manager in the performance of its investment decision-making responsibilities for transactions effected by such broker/dealers for the Fund. Commission "soft dollars" may be used only for "brokerage and research services" provided directly or indirectly by the broker/dealer and under no circumstances will cash payments be made by such broker/dealers to the Investment Manager. To the extent that commission "soft dollars" do not result in the provision of any "brokerage and research services" by a broker/dealer to whom such commissions are paid, the commissions, nevertheless, are the property of such broker/dealer. To the extent any such services are utilized by the Investment Manager for other than the performance of its investment decision-making responsibilities, the Investment Manager makes an appropriate allocation of the cost of such services according to their use.

     Until March 31, 1999, Bull & Bear Securities, Inc. ("BBSI") was a wholly owned subsidiary of Winco and the Investment Manager's affiliate. BBSI provides discount brokerage services to the public as an introducing broker clearing through an unaffiliated firm on a fully disclosed basis. The Investment Manager was, until March 31, 1999, authorized by the Board of Directors of the Fund to place Fund brokerage through BBSI at its posted discount rates and indirectly through BBSI's clearing firm. The Fund did not deal with BBSI in any transaction in which BBSI acted as principal. The clearing firm executed trades in accordance with the fully-disclosed clearing agreement between BBSI and the clearing firm. BBSI was financially responsible to the clearing firm for all trades of the Fund until complete payment was received by the Fund or the clearing firm. BBSI provided order entry services or order entry facilities to the Investment Manager, arranged for execution and clearing of portfolio transactions through executing and clearing brokers, monitored trades and settlements and performed limited back-office functions including the maintenance of all records required of it by the NASD.

     In order for BBSI to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by BBSI must have been reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. The Fund's Board of Directors adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to BBSI were reasonable and fair. Although BBSI's posted discount rates may have been lower than those charged by full cost brokers, such rates may have been higher than some other discount brokers and certain brokers may be willing to do business at a lower commission rate on certain trades. The Fund's Board of Directors determined that portfolio transactions could have been executed through BBSI if, in the judgment of the Investment Manager, the use of BBSI was likely to result in price and execution at least as favorable as those of other qualified broker/dealers and if, in particular transactions, BBSI charged the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. Brokerage transactions with BBSI were also subject to such fiduciary standards as may have been imposed by applicable law. The Investment Manager's fees under its agreement with the Fund were not reduced by reason of any brokerage commissions paid to BBSI.

     During the fiscal years ended December 31, 1997, 1998, and 1999, the Fund paid total brokerage commissions of approximately $466,420, $324,583, and $351,308, respectively. For the fiscal year ended December 31, 1999, approximately $348,798 in brokerage commissions (representing approximately $119,250,830 in portfolio transactions) was allocated to broker/dealers that provided research services. For the fiscal year ended December 31, 1999, approximately $2,510 in brokerage commissions was allocated to broker/dealers for selling shares of the Fund and other Funds advised by the Investment Manager or its affiliates. During the Fund's fiscal years ended December 31, 1997, 1998, and 1999, the Fund paid $83,700, $29,119, and $2,510, respectively, in brokerage commissions to BBSI, formerly a wholly owned subsidiary of Winco and the Investment Manager's affiliate, which represented approximately 17.95%, 8.97%, 0.71%, respectively, of the total brokerage commissions paid by the Fund and 5.15%, 16.63%, and 2.74%, respectively, of the aggregate dollar amount of transactions involving the payment of commissions.

     Investment decisions for the Fund and for the other Funds managed by the Investment Manager or its affiliates are made independently based on each Fund's investment objectives and policies. The same investment decision, however, may occasionally be made for two or more Funds. In such a case, the Investment Manager may combine orders for two or more Funds for a particular security (a "bunched trade") if it appears that a combined order would reduce brokerage commissions and/or result in a more favorable transaction price. All accounts participating in a bunched trade shall receive the same execution price with all transaction costs (e.g. commissions) shared on a pro rata basis. In the event that there are insufficient securities to satisfy all orders, the partial amount executed shall be allocated among participating accounts pro rata on the basis of order size. In the event of a partial fill and the portfolio manager does not deem the pro rata allocation of a specified number of shares to a particular account to be sufficient, the portfolio manager may waive in writing such allocation. In such event, the account's pro rata allocation shall be reallocated to the other accounts that participated in the bunched trade. Following trade execution, portfolio managers may determine in certain instances that it would be fair and equitable to allocate securities purchased or sold in such trade in a manner other than that which would follow from a mechanical application of the procedures outlined above. Such instances may include (i) partial fills and special accounts (In the event that there are insufficient securities to satisfy all orders, it may be fair and equitable to give designated accounts with special investment objectives and policies some degree of priority over other types of accounts.); (ii) unsuitable or inappropriate investment (It may be appropriate to deviate from the allocation determined by application of these procedures if it is determined before the final allocation that the security in question would be unsuitable or inappropriate for one or more of the accounts originally designated). While in some cases this practice could have a detrimental effect upon the price or quantity available of the security with respect to the Fund, the Investment Manager believes that the larger volume of combined orders can generally result in better execution and prices.

     The Fund is not obligated to deal with any particular broker, dealer or group thereof. Certain broker/dealers that the Fund or other affiliated investment companies do business with may, from time to time, own more than 5% of the publicly traded Class A non-voting Common Stock of Winco, the parent of the Investment Manager.

     The Fund's portfolio turnover rate may vary from year to year and will not be a limiting factor when the Investment Manager deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. A higher portfolio turnover rate involves correspondingly greater transaction costs and increases the potential for short-term capital gains and taxes.

     From time to time, certain brokers may be paid a fee for record keeping, shareholder communications and other services provided by them to investors purchasing shares of the Fund through the "no transaction fee" programs offered by such brokers. This fee is based on the value of the investments in the Fund made by such brokers on behalf of investors participating in their "no transaction fee" programs. The Fund's Directors have further authorized the Investment Manager to place a portion of the Fund's brokerage transactions with any such brokers, if the Investment Manager reasonably believes that, in effecting the Fund's transactions in portfolio securities, such broker or brokers are able to provide the best execution of orders at the most favorable prices. Commissions earned by such brokers from executing portfolio transactions on behalf of the Fund may be credited by them against the fee they charge the Fund, on a basis which has resulted from negotiations between the Investment Manager and such brokers.

                             DISTRIBUTIONS AND TAXES

     If the U.S. Postal Service cannot deliver a shareholder's check, or if a shareholder's check remains uncashed for six months, the Fund reserves the right to redeposit a shareholder check, thereby crediting the shareholder's account with additional Fund shares at the then current net asset value in lieu of the cash payment and to thereafter issue such shareholder's distributions in additional Fund shares.

     The Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"). To qualify for that treatment, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement");and (2) the Fund's investments must satisfy certain diversification requirements. In any year during which the applicable provisions of the Code are satisfied, the Fund will not be liable for Federal income tax on net income and gains that are distributed to its shareholders. If for any taxable year the Fund does not qualify for treatment as a RIC, all of its taxable income would be taxed at corporate rates.

     A portion of the dividends from the Fund's investment company taxable income (whether paid in cash or in additional Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

     A loss on the sale of Fund shares that were held for six months or less will be treated as a long term (rather than a short term) capital loss to the extent the seller received any capital gain distributions attributable to those shares.

     Any dividend or other distribution will have the effect of reducing the net asset value of the Fund's shares on the payment date by the amount thereof. Furthermore, any such dividend or other distribution, although similar in effect to a return of capital, will be subject to taxes. Dividends and other distributions may also be subject to state and local taxes.

     The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year an amount equal to the sum of (1) 98% of its ordinary income, (2) 98% of its capital gain net income (determined on an October 31 fiscal year basis), plus (3) generally, income and gain not distributed or subject to corporate tax in the prior calendar year. The Fund intends to avoid imposition of the Excise Tax by making adequate distributions.

     Dividends and interest received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions' income taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's Federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

     The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund", then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long term capital gain over net short term capital loss) even if they are not distributed to the Fund; those amounts likely would have to be distributed to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     The Fund may elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

     If the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures or forward contract or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical party or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property. The Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.

     The foregoing discussion of Federal tax consequences is based on the tax law in effect on the date of this Statement of Additional Information, which is subject to change by legislative, judicial, or administrative action. The Fund may be subject to state or local tax in jurisdictions in which it may be deemed to be doing business.

                             REPORTS TO SHAREHOLDERS

     The Fund issues, at least semi-annually, reports to its shareholders including a list of investments held and statements of assets and liabilities, income and expense, and changes in net assets of the Fund. The Fund's fiscal year ends on December 31.

                CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

     State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105 ("Custodian"), has been retained by the Fund to act as Custodian of the Fund's investments and may appoint one or more subcustodians. The Custodian also performs certain accounting services for the Fund. As part of its agreement with the Fund, the Custodian may apply credits or charges for its services to the Fund for, respectively, positive or deficit cash balances maintained by the Fund with the Custodian. DST Systems, Inc., Box 419789, Kansas City, Missouri 64141-6789, is the Fund's Transfer and Dividend Disbursing Agent ("Transfer Agent").

     The Fund and/or the Distributor has entered into certain agreements with third party service providers ("Recordkeepers") pursuant to which the Fund participates in various "no transaction fee" programs offered by the Recordkeepers and pursuant to which the Recordkeepers provide distribution services, shareholder services, and/or co-transfer agency services. The fees of such Recordkeepers are charged to the Fund for co-transfer agency services and to the Distributor for distribution and shareholder services and allocated between the Distributor and the Fund in a manner deemed equitable by the Board of Directors.

                                    AUDITORS

     Tait, Weller & Baker, 8 Penn Center Plaza, Suite 800, Philadelphia, PA 19103-2108, are the Fund's independent accountants. The Fund's financial statements are audited annually.

                              FINANCIAL STATEMENTS

     The Fund's Financial Statements for the fiscal year ended December 31, 1999, together with the Report of the Fund's independent accountants thereon, appear in the Fund's Annual Report to Shareholders and are incorporated herein by reference.

                     APPENDIX--DESCRIPTIONS OF BOND RATINGS

Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Ratings Group Corporate Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than an obligation rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC   An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

                          PART C -- OTHER INFORMATION

Item 23.  Exhibits

(a)  Articles of Incorporation filed herewith.

(b) Bylaws filed with the Securities and Exchange Commission on March 2, 1998, accession number 0000770200-98-000001.

(c) Articles of Incorporation of filed herewith. Bylaws filed with the Securities and Exchange Commission on March 2, 1998, accession number 0000770200-98-000001.

(d)  Form of  Investment  Management  Agreement  filed with the  Securities  and
     Exchange    Commission    on    March    1,    2000,    accession    number
     0000770200-00-000005.

(e) Form of Distribution Agreement filed with the Securities and Exchange Commission on March 1, 2000, accession number 0000770200-00-000005. Form of Plan of Distribution filed with the Securities and Exchange Commission on March 1, 2000, accession number 0000770200-00-000005.

(f)  Not applicable.

(g) (1) Supplement to Custody and Investment Accounting Agreement with Investors Fiduciary Trust Company, filed herewith. Form of Custody and Investment Accounting Agreement with Investors Fiduciary Trust Company filed with the Securities and Exchange Commission on April 28, 1997, accession number 0000770200-97-000010.

     (2) Form of Retirement Plan Custodial Services Agreement, filed with the Securities and Exchange Commission on March 31, 1998, accession number 0000770200-98-000006.

(h)  (1)  Form of  Transfer  Agency  Agreement  filed  with the  Securities  and
     Exchange    Commission    on   March    31,    1998,    accession    number
     0000770200-98-000006.

     (2) Form of Agency Agreement, filed with the Securities and Exchange Commission on March 31, 1998, accession number 0000770200-98-000006.

     (3) Form of credit  facilities  agreement,  filed with the  Securities  and
     Exchange    Commission    on   March    31,    1998,    accession    number
     0000770200-98-000006.

     (4) Form of Segregated Account Procedural and Safekeeping Agreement, filed with the Securities and Exchange Commission on March 31, 1998, accession number 0000770200-98-000006.

(i) Opinion of counsel, filed with the Securities and Exchange Commission on July 15, 1999, accession number 0000770200-99-000009

(j) Accountants' consent. Filed herewith.Opinion of counsel with respect to eligibility for effectiveness under paragraph (b) of Rule 485. Filed herewith.

(k)  Not applicable.

(l)  Agreement  for providing  initial  capital  filed with the  Securities  and
     Exchange    Commission    on    March    1,    2000,    accession    number
     0000770200-00-000005.

(m) Form of Distribution Agreement filed with the Securities and Exchange Commission on March 1, 2000, accession number 0000770200-00-000005. Form of Plan of Distribution filed with the Securities and Exchange Commission on March 1, 2000, accession number 0000770200-00-000005.

(n)  Not applicable

(p) Code of Ethics filed with the Securities and Exchange Commission on March 1, 2000, accession number 0000770200-00-000005.


Item 24.  Persons Controlled by or Under Common Control with Registrant

         Not applicable.


Item 25.  Indemnification

     Indemnification. The Registrant is incorporated under Maryland law. Section 2-418 of the Maryland General Corporation Law requires the Registrant to indemnify its directors, officers and employees against expenses, including legal fees, in a successful defense of a civil or criminal proceeding. The law also permits indemnification of directors, officers, employees and agents unless it is proved that (a) the act or omission of the person was material and was committed in bad faith or was the result of active or deliberate dishonesty, (b) the person received an improper personal benefit in money, property or services or (c) in the case of a criminal action, the person had reasonable cause to believe that the act or omission was unlawful.

     Registrant's Articles of Incorporation: (1) provide that, to the maximum extent permitted by applicable law, a director or officer will not be liable to the Registrant or its stockholders for monetary damages; (2) require the Registrant to indemnify and advance expense as provided in the By-laws to its present and past directors, officers, employees and agents, and persons who are serving or have served at the request of the Registrant in similar capacities for other entities in advance of final disposition of any action against that person to the extent permitted by Maryland law and the 1940 Act; (3) allow the corporation to purchase insurance for any present or past director, officer, employee, or agent; and (4) require that any repeal or modification of the amended and restated Articles of Incorporation by the shareholders, or adoption or modification of any provision of the Articles of Incorporation inconsistent with the indemnification provisions, be prospective only to the extent such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of or indemnification available to any person covered by the indemnification provisions of the amended and restated Articles of Incorporation.

     Section 11.01 of Article XI of the By-Laws sets forth the procedures by which the Registrant will indemnify its directors, officers, employees and agents. Section 11.02 of Article XI of the By-Laws further provides that the Registrant may purchase and maintain insurance or other sources of reimbursement to the extent permitted by law on behalf of any person who is or was a director or officer of the Registrant, or is or was serving at the request of the Registrant as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in or arising out of his or her position.

     Registrant's Investment Management Agreement between the Registrant and Midas Management Corporation ("Investment Manager") provides that the Investment Manager shall not be liable to the Registrant or any shareholder of the Registrant for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Investment Management Agreement relates. However, the Investment Manager is not protected against any liability to the Registrant by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

     Section 9 of the Distribution Agreement between the Registrant and Investor Service Center, Inc. ("Service Center") provides that the Registrant will indemnify Service Center and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Service Center to the Registrant for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 of the Distribution Agreement also provides that Service Center agrees to indemnify, defend and hold the Registrant, its officers and Directors free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Service Center for use in the Registration Statement or arising out of any agreement between Service Center and any retail dealer, or arising out of supplementary literature or advertising used by Service Center in connection with the Distribution Agreement.

     The Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation and By-Laws and the above-described contract in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and other Connections of Investment Adviser

     Information on the business of the Registrant's investment adviser is described in the section of the Statement of Additional Information entitled "Investment Manager" filed as part of this Registration Statement.

     The Investment Manager is a wholly-owned subsidiary of Winmill & Co. Incorporated (formerly Bull & Bear Group, Inc.) ("Winco"). Winco's predecessor was organized in 1976. In 1978, it acquired control of and subsequently merged with Investors Counsel, Inc., a registered investment adviser organized in 1959. Winco is also the parent of CEF Advisers, Inc. ("CEF"), a registered investment adviser and Investor Service Center, Inc., the Funds' distributor and a registered broker/dealer. The principal business of the Investment Manager and CEF since their founding has been to serve as investment managers to registered investment companies. The directors and officers of Winco and its subsidiaries are also directors and officers of the investment companies managed by the Investment Manager and CEF. The Investment Manager serves as investment manager of Dollar Reserves, Inc., Midas Fund, Inc., Midas Investors Ltd., Midas Magic, Inc., Midas Special Equities Fund Ltd., and Midas U.S. and Overseas Fund Ltd. CEF serves as investment manager to Bexil Corporation, Global Income Fund, Inc., and Tuxis Corporation.

Item 27.  Principal Underwriters

a) Including the Registrant, Investor Service Center, Inc. serves a principal underwriter of Dollar Reserves, Inc., Midas Fund, Inc., Midas Investors Ltd., Midas Magic, Inc., Midas Special Equities Fund Ltd., and Midas U.S. and Overseas Fund Ltd.

b) Service Center serves as the Registrant's principal underwriter. The directors and officers of Service Center, their principal business addresses, their positions and offices with Service Center and their positions and offices with the Registrant (if any) are set forth below.

Name and Principal          Position and Offices with Service Center   Position and Offices
Business Address                                                       with Registrant
--------------------------- ------------------------------------------ ---------------------------------
Thomas B. Winmill           President, Director, Chief Executive       President, Director, Chief
11 Hanover Square           Officer and General Counsel                Executive Officer and General
New York, NY 10005                                                     Counsel

Robert D. Anderson          Vice Chairman and Director                 Vice Chairman
11 Hanover Square
New York, NY 10005

Steven A. Landis            Senior Vice President                      Senior Vice President
11 Hanover Square
New York, NY 10005

Joseph Leung                Treasurer, Chief Accounting Officer,       Treasurer, Chief Accounting
11 Hanover Square           Chief Financial Officer                    Officer, Chief Financial Officer
New York, NY 10005

Irene K. Kawczynski         Vice President                             N/A
11 Hanover Square
New York, NY 10005


Item 28. Location of Accounts and Records

     The minute books of Registrant and copies of its filings with the Commission are located at 11 Hanover Square, New York, NY 10005 (the offices of Registrant and its Investment Manager). All other records required by Section 31(a) of the Investment Company Act of 1940 are located at State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105 (the offices of the Registrant's custodian) and DST Systems, Inc., 1055 Broadway, Kansas City, MO 64105-1594 (the offices of the Registrant's Transfer and Dividend Disbursing Agent). Copies of certain of the records located at State Street Bank and Trust Company and DST Systems, Inc. are kept at 11 Hanover Square, New York, NY 10005 (the offices of Registrant and the Investment Manager).

Item 29.  Management Services

     Not Applicable.

Item 30.  Undertakings

     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City, County and State of New York on this April 25, 2000.


                                                 MIDAS FUND, INC.

                                               /s/ Thomas B. Winmill
                                               By: Thomas B. Winmill

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Thomas B. Winmill     Chairman, President, Chief            April 25, 2000
Thomas B. Winmill     Executive Officer and General
                      Counsel
Joseph Leung          Treasurer, Chief Accounting           April 25, 2000
Joseph Leung          Officer, Chief Financial Officer

Bruce B. Huber        Director                              April 25, 2000
Bruce B. Huber

James E. Hunt         Director                              April 25, 2000
James E. Hunt

John B. Russell       Director                              April 25, 2000
John B. Russell

                                                EXHIBIT INDEX
EXHIBIT
(a)  Articles of Incorporation.

(j)  (1) Accountant's Consent.

     (2) Opinion of Counsel with respect to eligibility for effectiveness under paragraph (b) of Rule 485.